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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MEN'S WEARHOUSE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, June 18, 2014
Time:	11:00 a.m., Central daylight time
Place:	Fairmont Dallas Hotel, 1717 N. Akard St., Dallas, Texas 75201
Record Date:	If you were a shareholder of record at the close of business on April 30, 2014 you may vote at the meeting and any adjournment(s) thereof.
Items of Business:

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To elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

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To approve, on an advisory basis, the Company's named executive officer compensation;

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To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2014; and

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To transact such other business as may properly come before the meeting or any adjournment thereof.

Proxy Voting:
You are cordially invited to attend the meeting in person. Even if you plan to be present, to ensure that your vote is properly recorded, please vote as soon as possible, even if you plan to attend the Annual Meeting. As described in the Notice of Availability of Proxy Materials, you may submit your proxy by mail, Internet, or telephone. If you attend the meeting you can vote either in person or by your proxy. For further details on voting, please refer to the section entitled "Voting and Other Information" beginning on page 1 of the proxy statement.
Admission to the Annual Meeting:
If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker, or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on the record date are examples of proof of ownership.

By Order of the Board of Directors

Michael W. Conlon Secretary

May 8, 2014

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
JUNE 18, 2014

        This proxy statement is furnished to the shareholders of The Men's Wearhouse, Inc. (the "Company", also referred to in this proxy statement as "we", "us", or "our"), whose principal executive offices are located at 6380 Rogerdale Road, Houston, Texas 77072-1624, and at 6100 Stevenson Blvd., Fremont, California 94538, in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., Central daylight time, on Wednesday, June 18, 2014, at the Fairmont Dallas Hotel, 1717 N. Akard St., Dallas, Texas 75201, or any adjournment(s) thereof (the "Annual Meeting").

        The Annual Meeting will be held to:

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  elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

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  approve, on an advisory basis, the Company's named executive officer compensation;

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  ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2014; and

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  transact such other business as may properly come before the meeting or any adjournment thereof.

        This proxy statement is being made available on or about May 9, 2014, to the holders of record of our common stock, $.01 par value per share ("Common Stock"), on April 30, 2014 (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote 47,959,166 shares of our Common Stock, and only the holders of record on such date shall be entitled to vote at the Annual Meeting.

The Men's Wearhouse, Inc. 2014 Proxy Statement

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The Men's Wearhouse, Inc. 2014 Proxy Statement

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Certain Relationships and Related Transactions	57

Transactions with Related Persons	57
Policies and Procedures for Approval of Related Person Transactions	57
Independent Registered Public Accounting Firm	57

Ratification of Appointment of Independent Registered Public Accounting Firm	58

Proposals for Next Annual Meeting	58

Other Matters	61

The Men's Wearhouse, Inc. 2014 Proxy Statement

iii

2014 PROXY STATEMENT SUMMARY

        This summary highlights information contained in this proxy statement. You should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders

Date and Time:	Wednesday, June 18, 2014 at 11:00 a.m., Central daylight time
Place:	Fairmont Dallas Hotel, 1717 N. Akard St., Dallas, Texas 75201
Record Date:	If you were a shareholder of record at the close of business on April 30, 2014 you may vote at the meeting and any adjournment(s) thereof.

Matters to be Voted on at the Annual Meeting

Matter		Board Recommendation	Page Reference for More Information
Elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified		FOR	5
David H. Edwab	William B. Sechrest
Douglas S. Ewert	Grace Nichols
Rinaldo S. Brutoco	Allen I. Questrom
Sheldon I. Stein	B. Michael Becker
Approve, on an advisory basis, the Company's named executive officer compensation		FOR	54
Ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2014		FOR	58

VOTING AND OTHER INFORMATION

        Who is soliciting my vote?    The Board of Directors of The Men's Wearhouse, Inc. is soliciting your vote at the Annual Meeting.

        Who may vote?    You may vote if you were the holder of record of shares of our Common Stock at the close of business on April 30, 2014, also referred to as the "Record Date". Only the holders of record shall be entitled to vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of our Common Stock for which you were a holder of record on the Record Date. If you held shares of our Common Stock on the Record Date in "street name" (usually through a bank, broker, or other nominee), then the record holder of your shares will generally vote those shares in accordance with your instructions.

        What am I voting on?    You are voting on:

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  the election of the eight nominees named in this proxy statement as directors of the Company,

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  the approval, on an advisory basis, of our named executive officer compensation,

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  the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2014, and

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  any other matters that are properly brought before the meeting.

The Men's Wearhouse, Inc. 2014 Proxy Statement

        What is the quorum requirement for holding the Annual Meeting?    The holders of a majority of the total shares of our Common Stock issued and outstanding on April 30, 2014, must be present in person or represented by proxy for the meeting to be held. The shares held by each shareholder who properly submits a proxy will be counted for purposes of determining the presence of a quorum at the meeting. As of the close of business on April 30, 2014, we had 47,959,166 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting.

        What vote is required to elect a director at the Annual Meeting?    To be elected, a director nominee must receive a plurality of the votes of the holders of shares of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The form of proxy provides a means for you to vote for all, some or none of the nominees. The withholding of authority to vote for some or all of the nominees by you will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld.

        What vote is required to pass the other proposals at the Annual Meeting?    The affirmative vote of the holders of a majority of the shares of our Common Stock represented in person or by proxy at the Annual Meeting is required to approve, on an advisory basis, our named executive officer compensation and to ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2014.

        What is the effect of an "abstain" vote on the proposals to be voted on at the Annual Meeting?    Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. Except as discussed below with respect to advisory votes, an abstention has the same effect as a vote against a proposal or, in the case of the election of directors, as shares to which voting power has been withheld. With respect to the vote to approve, on an advisory basis, our named executive officer compensation, you may vote for, against, or abstain. A shareholder's choice to abstain will reduce the number of votes cast for, but otherwise will have no effect on the results of, this advisory vote.

        What is the effect of a "broker non-vote" on the proposals to be voted on at the Annual Meeting? A "broker non-vote" occurs if your shares of our Common Stock are not registered in your name and you do not provide the record holder of your shares (usually a bank, broker, or other nominee) with voting instructions on any matter as to which, under the New York Stock Exchange ("NYSE") Listed Company Rules, a broker may not vote without instructions from you, but the broker nevertheless provides a proxy for your shares of our Common Stock. Shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered "votes cast" or shares "entitled to vote" with respect to such matter and therefore will have no effect on the results of a shareholder vote.

        Under the NYSE Listed Company Rules, the election of directors and the vote to approve, on an advisory basis, our named executive officer compensation are not matters on which a broker may vote without your instructions. Therefore, if your shares of our Common Stock are not registered in your name and you do not provide instructions to the record holder of your shares with respect to these proposals, a broker non-vote as to your shares of our Common Stock will result with respect to these proposals. The ratification of the appointment of our independent registered public accounting firm is a routine item under the NYSE Listed Company Rules. As a result, brokers who do not receive instructions as to how to vote on that matter generally may vote on that matter in their discretion.

        If your shares of our Common Stock are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in the shareholder voting on these important matters.

        How do I vote?    The process for voting your shares of our Common Stock depends on how your shares are held. Generally, you may hold shares in your name as a "record holder" (that is, in your own

The Men's Wearhouse, Inc. 2014 Proxy Statement

name) or in "street name" (that is, through a nominee, such as a broker or bank). If you hold shares of our Common Stock in street name, you are considered to be the "beneficial owner" of those shares.

        If you are a record holder, you may vote by proxy or you may vote in person at the Annual Meeting. If you are a record holder and would like to vote your shares by proxy prior to the Annual Meeting:

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  if you received a Notice Regarding Availability of Proxy Materials, go to the website www.proxyvote.com on the Internet and follow the instructions at that website to vote by Internet or telephone; or

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  if you received a proxy card in the mail, complete, sign, date, and mail the proxy card in the return envelope provided to you, or you may submit your vote by telephone by requesting telephone voting instructions through the website www.proxyvote.com.

        If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Even if you vote by proxy, you may still attend the Annual Meeting.

        If your shares of our Common Stock are held in the name of a broker, bank, or other nominee, you should receive separate instructions from the holder of your shares describing how to vote. You must respond as set out in those instructions in order for your shares to be voted on the matters to be presented at the Annual Meeting. If you do not instruct your broker, bank, or other nominee on how to vote in the election of directors and the vote to approve, on an advisory basis, our named executive officer compensation, your shares will not be voted on these matters.

        Nonetheless, if your shares of our Common Stock are held in the name of a broker, bank, or other nominee and you want to vote in person, you will need to obtain (and bring with you to the Annual Meeting) a legal proxy from the record holder of your shares (who must have been the record holder of your shares of our Common Stock as of the close of business on April 30, 2014) indicating that you were a beneficial owner of shares of our Common Stock as of the close of business on April 30, 2014, as well as the number of shares of which you were the beneficial owner on such date, and appointing you as the record holder's proxy to vote the shares of our Common Stock covered by that proxy at the Annual Meeting.

        What if I do not specify a choice for a matter when returning a proxy?    Properly submitted proxies received either by mail, Internet, or telephone in time for the meeting will be voted as specified therein. If you did not indicate otherwise, the persons named as proxies on the proxy card will vote your shares of our Common Stock: "FOR" the nominees for director listed in this proxy statement; "FOR" the approval, on an advisory basis, of our named executive officer compensation; and "FOR" the ratification of the appointment of the firm of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2014.

        Can I revoke my proxy?    Yes, you may revoke your proxy if you are a record holder by:

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  delivering a written notice of revocation to us at or prior to the Annual Meeting;

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  signing a proxy bearing a later date than the proxy being revoked and delivering it to us before the Annual Meeting; or

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  voting in person at the Annual Meeting.

        If your shares of our Common Stock are held in street name through a broker, bank, or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy.

        Why did I receive a Notice Regarding Internet Availability of Proxy Materials?    Pursuant to the "notice and access" rules adopted by the Securities and Exchange Commission, we have elected to provide shareholders access to our proxy materials over the Internet. As a result, instead of a paper copy of our proxy materials, a Notice Regarding Availability of Proxy Materials will be delivered to some or all of

The Men's Wearhouse, Inc. 2014 Proxy Statement

our shareholders. This notice explains how you can access our proxy materials over the Internet and also describes how to request a printed copy of these materials.

        Why didn't I receive a Notice Regarding Internet Availability of Proxy Materials?    We are mailing our proxy materials to our shareholders who have previously requested to receive a paper copy of the proxy materials.

        How can I access the proxy materials over the Internet?    You can access this proxy statement and our 2013 Annual Report on Form 10-K at www.menswearhouse.com under "Investor Relations". If you wish to help reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all proxy materials for future annual meetings of shareholders electronically by e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

        How may I obtain a paper or e-mail copy of the proxy materials?    If you received a Notice Regarding Internet Availability of Proxy Materials, you will find instructions about how to obtain a paper or e-mail copy of the proxy materials and the Annual Report to Shareholders in your notice. We will mail a paper copy of the proxy materials and the Annual Report to Shareholders to all shareholders to whom we do not send a Notice Regarding Internet Availability of Proxy Materials.

        What should I do if I receive more than one Notice Regarding Internet Availability of Proxy Materials or more than one paper copy of the proxy materials?    Certain shareholders may receive more than one Notice Regarding Internet Availability of Proxy Materials or more than one paper copy of the proxy materials, including multiple proxy cards. For example, if you hold your shares of our Common Stock in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares of our Common Stock are registered in more than one name, you may receive a separate notice or a separate set of paper proxy materials and proxy card for each name in which you hold shares. To vote all of your shares of our Common Stock, you must complete, sign, date, and return each proxy card you receive or vote the shares to which each proxy card relates. If you have shares of our Common Stock held in one or more street names, you must complete, sign, date, and return to each bank, broker, or other nominee through which you hold shares each instruction card received from that bank, broker, or other nominee.

        How can I attend the Annual Meeting?    If you wish to attend the meeting in person and you are the record holder of shares of our Common Stock on April 30, 2014, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares of our Common Stock as of April 30, 2014 that are held for your benefit by a bank, broker, or other nominee, in addition to the picture identification, you will need proof of ownership of our Common Stock on April 30, 2014 to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker, or other nominee holder that shows that you were an owner on April 30, 2014 are examples of proof of ownership.

The Men's Wearhouse, Inc. 2014 Proxy Statement

ELECTION OF DIRECTORS

        At the Annual Meeting, eight directors constituting the entire Board of Directors of the Company (the "Board of Directors" or the "Board") are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier resignation or removal.

        The following persons have been nominated to fill the eight positions to be elected by the shareholders. It is the intention of the persons named in the proxy to vote the proxies for the election of the nominees named below, unless otherwise specified. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Nominating and Corporate Governance Committee of the Board of Directors.

Name	Age	Position with the Company	Director Since
David H. Edwab	59	Vice Chairman of the Board	1991
Douglas S. Ewert	50	President and Chief Executive Officer	2011
Rinaldo S. Brutoco	67	Director	1992
Sheldon I. Stein	60	Director	1995
William B. Sechrest	71	Director	2004
Grace Nichols	67	Director	2011
Allen I. Questrom	74	Director	2013
B. Michael Becker	69	Director	2013

        Further biographical information about our nominees for director and the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and Board of Directors in determining that the nominee should serve as a director appears below.

David H. Edwab

Mr. Edwab joined the Company in 1991 and served as Senior Vice President, Treasurer and Chief Financial Officer of the Company. In 1993, he served as Chief Operating Officer of the Company. In 1997, Mr. Edwab was named President of the Company. In 2000, Mr. Edwab resigned as President of the Company to join Bear, Stearns & Co. Inc. ("Bear Stearns") as a Senior Managing Director and Head of the Retail Group in the Investment Banking Department of Bear Stearns. Concurrently, Mr. Edwab was named Vice Chairman of the Board for the Company. In 2002, Mr. Edwab re-joined the Company and continues to serve as Vice Chairman of the Board. Mr. Edwab is an "inactive" Certified Public Accountant. Mr. Edwab is also a director of New York & Company, Inc., where he serves as chairman of their nomination and governance committee and is on their audit committee, and Vitamin Shoppe, Inc., where he serves as lead director, is on their audit committee and is chairman of their compensation committee.

Director Qualifications:

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Constantly looking for new opportunities and follows through

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Great energy, focus and analytical skills

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Broad experience and skill on the financial and operations sides of retailing

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Grounded in realities but always seeing new possibilities

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Experience in mergers and acquisitions

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Outstanding network

Board Committees:

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Transaction

The Men's Wearhouse, Inc. 2014 Proxy Statement

Douglas S. Ewert

Mr. Ewert joined the Company in 1995. From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President – Merchandising and General Merchandise Manager. In April 2000, he was named Senior Vice President – Merchandising, and in March 2001 he was named Executive Vice President and Chief Operating Officer, K&G Men's Company. In March 2002, he was named Executive Vice President and General Merchandise Manager. In January 2005, he was named Executive Vice President and Chief Operating Officer. In January 2008, he was named President and Chief Operating Officer. On June 15, 2011, Mr. Ewert became President and Chief Executive Officer of the Company.

Director Qualifications:

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Extensive experience with the Company

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Extensive experience in men's retailing

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Demonstrated effective leadership within the Company

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Exceptional interpersonal skills within the Company's organization

Board Committees:

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Transaction

Rinaldo S. Brutoco

Mr. Brutoco has been since 2000, President and Chief Executive Officer of ShangriLa Consulting, Inc., which is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern. He also is founder, President and Chief Executive Officer of the World Business Academy and has authored multiple books and articles on energy policy and innovation.

Director Qualifications:

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Brings legal, financial, innovation, retailing, and organizational transformation experience and proven skills

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Knows new technologies and new ways of doing business

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Skilled in helping maintain the corporate culture and values important to the Company's success

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Evaluates strategies at all levels of implementation

Board Committees:

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Audit

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Nominating and Corporate Governance

The Men's Wearhouse, Inc. 2014 Proxy Statement

Sheldon I. Stein

Mr. Stein is the President and Chief Executive Officer of Glazer's Distributors, one of the country's largest distributors of wine, spirits, and malt products. From 2008 until July 2010, Mr. Stein was a Vice Chairman of Global Investment Banking and Head of Southwest Investment Banking for Bank of America, Merrill Lynch. Before joining Merrill Lynch in 2008, Mr. Stein had been with Bear Stearns for over twenty years as a Senior Managing Director running Bear Stearns' Southwest Investment Banking Group and as a member of Bear Stearns' President Advisory Council. Mr. Stein is also a director of Alon USA Partners, LP, where he serves on the audit committee. In addition, Mr. Stein served as a director of Tuesday Morning Corporation from September 2011 until May 31, 2012.

Director Qualifications:

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Keen perspective and skill in building solid Company value

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Long history of providing strategic advice to chief executive officers of major companies with his sharp intellect coupled with practical wisdom

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Broad network of business and personal relationships and perspectives

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Experience and skills in corporate finance, mergers and acquisitions

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CEO of one of the 200 largest privately held companies in the nation

Board Committees:

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Compensation, Chairman

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Nominating and Corporate Governance

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Transaction

William B. Sechrest

Mr. Sechrest was a founding shareholder in the law firm of Winstead Sechrest & Minick P.C. from 1973 to 2006, specializing in finance and banking practice. He then joined the law firm of Shartis Friese LLP as "counsel" in 2007, continuing until 2008. Currently, Mr. Sechrest is actively involved as a founding shareholder and member of the Board of Directors of Ojai Community Bank and Ojai Energy Systems, Inc. (energy storage through patented Li-Ion technologies), is the chief financial officer of Ojai Energy Systems, Inc. and is a member of the law firm Calhoun, Bhella & Sechrest LLP. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

Director Qualifications:

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Combines legal, financial, organizational, and interpersonal skills in an effective way

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Forty years of experience in helping those that need help in organizing, developing, financing, or protecting a business or an idea

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Wise counsel from almost all areas of business

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Calm leadership and alignment

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Fosters dialogue on important issues

Board Committees:

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Audit

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Compensation

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Transaction

The Men's Wearhouse, Inc. 2014 Proxy Statement

Grace Nichols

Ms. Nichols spent more than twenty years at Limited Brands, including 14 years as Chief Executive Officer of Victoria's Secret Stores from 1992 until she retired in January 2007. From 1986 to 1992, she served as Executive Vice President of Victoria's Secret Stores. Prior to joining Limited Brands, Ms. Nichols held various senior merchandising positions in teen's and women's apparel at The Broadway Southern California divisions of Carter, Hawley, Hale, Inc. Ms. Nichols is also a director of New York & Company, Inc., where she serves as non-executive chairperson and is on the nomination and governance committee and the compensation committee. In addition, Ms. Nichols served as a director of Pacific Sunwear of California Inc. from 2007 to March 20, 2012. Ms. Nichols holds a Professional Director Certification from the American College of Corporate Directors, a national public director and credentialing organization.

Director Qualifications:

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Extensive experience as a senior executive and director in the retail industry

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Ability to understand and analyze the operational and management challenges associated with large retailers

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Particular expertise in branding and merchandising

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Experience and insights regarding the retail industry from a woman's perspective

Board Committees:

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Compensation

Allen I. Questrom

Mr. Questrom was Chairman and Chief Executive Officer of Neiman Marcus, Inc. from 1988 to 1990. He was Chairman and CEO of Federated Department Stores, Inc. (now Macy's) from February 1990 to May 1997. He served as Chairman of the Board of Barneys New York, Inc. from May 1999 to January 2001 and as Chief Executive Officer and President from May 1999 until September 2000. From 2000 to December 2004, he was the Chairman and Chief Executive Officer of J.C. Penney Company. He has been a Senior Advisor for Lee Equity Partners since 2006. Mr. Questrom is currently a member of the Board of Directors of Sotheby's, where he serves on the audit committee and the nominating & corporate governance committee, and the Glazer Family of Companies. Until 2013, Mr. Questrom was a member of the Board of Directors of Footlocker,  Inc. and until 2010, a member of the Board of Directors of Wal Mart Stores, Inc. and was non-executive Chairman of Deb Shops, Inc.

Director Qualifications:

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Over 40 years of executive management experience as the chief executive officer of several large publicly-held retailers

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Extensive knowledge of the retailing industry, including expertise in customer service, merchandising and marketing

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Retailing financial expertise gained through years as a retailing chief executive officer

Board Committees:

•

Transaction

The Men's Wearhouse, Inc. 2014 Proxy Statement

B. Michael Becker

Mr. Becker spent his career as an Audit Partner for Ernst & Young LLP from 1979 until his retirement in 2006. Mr. Becker was a Senior Consultant on airline risks to Pay Pal, Inc. from August 2008 to November 2009 and from August 2006 to August 2008 had a consulting practice which had an arrangement with Ernst & Young LLP to provide accounting and audit consulting services for two of its clients. Mr. Becker holds an MBA and is an inactive Certified Public Accountant. Mr. Becker is also a director at Vitamin Shoppe, Inc. and is chairman of its audit committee and is on their compensation committee.

Director Qualifications:

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Extensive experience in accounting and financial matters

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Deep experience in auditing and financial reporting

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Significant experience in serving a variety of retailers as auditor, consultant, or board member

Board Committees:

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Audit, Chairman

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

        Our business and affairs are managed under the direction of the Board of Directors to enhance the long-term value of the Company for our shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of our shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities, and society as a whole. To assist the Board in fulfilling its responsibilities, the Board has adopted certain Corporate Governance Guidelines (the "Guidelines"). As contemplated by the Guidelines, the Board of Directors has regular executive sessions where non-management directors meet without management participation. The director designated by the Board as the Lead Director is the presiding director for each executive session.

Director Qualifications

        As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder, and the applicable rules of the NYSE. In addition, at least two-thirds in number (if two-thirds is not a whole number then at least the nearest whole number to two-thirds that is less than two-thirds) of the directors shall meet the following qualifications:

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  shall not have been employed by us as an executive officer in the past ten years;

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  is not an executive officer or director, or a person serving in a similar capacity with, nor an owner of more than 1% of the equity of, a significant customer, supplier, or service provider to us. For purposes hereof, "significant" shall mean circumstances where during the past fiscal year the business with the customer, supplier, or service provider equaled or exceeded either 1% of the revenue thereof or 1% of our revenue;

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  is not personally the accountant, lawyer, or financial advisor for compensation to any of our executive officers;

The Men's Wearhouse, Inc. 2014 Proxy Statement

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  is not a trustee, director, or officer of any charitable organization that received contributions during the past fiscal year aggregating $100,000 or more from us;

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  has not within the last three years engaged in a transaction with us required to be disclosed in our proxy statement pursuant to Subpart 229.400 of Regulation S-K of the Rules and Regulations of the Securities and Exchange Commission; and

  •
  is not a father, mother, wife, husband, daughter, son, father-in-law, mother-in-law, daughter-in-law, or son-in-law of a person who would not meet the foregoing qualifications.

        A director shall not serve on more than four boards of directors of publicly-held companies (including our Board of Directors) unless the full Board determines that such service does not impair the director's performance of his or her duties to the Company. A person shall not stand for election upon reaching the age of 75. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets our requirements for service on the Board of Directors. The Board believes that directors should be shareholders and have a financial stake in the Company and, therefore, the Board has adopted a policy which requires that directors hold an ownership position in the Company equal to at least $300,000 (which equals three times the annual cash retainer received by the non-employee directors) and that new directors hold such amount within three years of becoming a director. Each director has met the $300,000 requirement, except Messrs. Becker and Questrom who have until the end of fiscal year 2016 to do so. The Nominating and Corporate Governance Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board.

Identifying and Evaluating Nominees for Directors

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a diverse view of thoughts based on each Board member's knowledge, life experiences, capabilities, and ethnic background. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, it does attempt to identify director nominees who can provide a diverse perspective to the Board of Directors.

Sources for New Nominee

        With respect to the nomination of Mr. Becker, Board members submitted the names of potential candidates to the Nominating and Corporate Governance Committee for their consideration. Mr. Becker was originally recommended by Mr. Edwab, who is one of our directors. After research, interviews and further deliberation, the Nominating and Corporate Governance Committee recommended Mr. Becker to the full Board for appointment effective October 7, 2013 and inclusion in the list of nominees to be elected at the Annual Meeting.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Board of Directors Independence

        The Board of Directors has affirmatively determined that each member of the Board, with the exception of David Edwab and Doug Ewert, is independent in accordance with NYSE Listing Standards and has no current material relationship with the Company, except as a director.

Board Leadership Structure and Role in Risk Oversight

        The Board of Directors believes that it is beneficial to the Company and increases the effectiveness of the Board of Directors to have an outside director integrally involved in establishing and leading the Board agenda and interacting with management on a regular basis. As a result, the Board of Directors has appointed Mr. Sechrest to act as Lead Director. In his capacity as Lead Director, Mr. Sechrest consults regularly with Mr. Ewert and other members of management; has primary responsibility with Mr. Ewert for preparing the agenda for Board meetings; with Mr. Ewert, leads the meetings of the Board of Directors; and chairs the executive sessions of the Board.

        With respect to the oversight of the Company's risk, the Company's Chief Compliance Officer supervises the day-to-day risk management responsibilities and in turn reports to the Audit Committee on particular areas of risk. The Audit Committee focuses on the process the Company goes through to identify financial and operational risks and the procedures for addressing such risks and periodically requires the Chief Compliance Officer to report to the Audit Committee with respect thereto. The Compensation Committee considers human resources risks and evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy and to ensure that our compensation policies, programs and practices do not create risks that are reasonably likely to have a material adverse effect of the Company. In addition, the risks related to the Company's overall strategy, including the risks related to mergers and acquisitions, divestitures, and other significant non-recurring transactions, are addressed by the full Board.

Attendance at the Annual Meeting of Shareholders

        Our Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend our Annual Meeting of Shareholders. Six of the then nine directors attended the 2013 Annual Meeting of Shareholders.

Communications with the Company

        Any shareholder or other interested party wishing to send written communications to any one or more members or Committees of our Board of Directors, including the Lead Director or other non-management directors, may do so by sending them in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072-1624. All such communications will be forwarded to the intended recipient(s).

Investor Information

        To obtain a printed copy of our Code of Business Conduct, Code of Ethics for Senior Management, Corporate Governance Guidelines or charters for the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors, send a request to us in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072-1624. This material may also be obtained from our website at www.menswearhouse.com under "Investor Relations – Corporate Governance".

The Men's Wearhouse, Inc. 2014 Proxy Statement

Committees of the Board of Directors and Meeting Attendance

        During the fiscal year ended February 1, 2014, no director attended fewer than 75% of all of the meetings of the Board of Directors and of any committee of which such director was a member.

        During the fiscal year ended February 1, 2014, the Board of Directors held 19 meetings.

        The Board of Directors has established three standing committees: Audit, Compensation and Nominating and Corporate Governance. In addition, during 2013, the Board established a special Transaction Committee. The current membership of each committee is set forth below:

	Audit	Compensation	Nominating and Corporate Governance	Transaction
David H. Edwab				X
Douglas S. Ewert				X
Rinaldo S. Brutoco	X		X
Michael L. Ray, Ph.D. *			X	X
Sheldon I. Stein		X	X	X
Deepak Chopra, M.D. *			X
William B. Sechrest	X	X		X
Grace Nichols		X
Allen I. Questrom				X
B. Michael Becker	X

*
Mr. Ray and Dr. Chopra have chosen not to stand for re-election at the Annual Meeting.

Audit Committee

        The Board of Directors has an Audit Committee that operates under a written charter. The Board affirmatively determined that all members of the Audit Committee are independent in accordance with the NYSE Listing Standards and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has determined that each of the members of the Audit Committee is financially literate and is an "audit committee financial expert," as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee's responsibilities to the Board of Directors are detailed in the Amended and Restated Charter of the Audit Committee and are discussed in further detail in the Audit Committee's report which appears below. During the fiscal year ended February 1, 2014, the Audit Committee held six meetings.

Compensation Committee

        The Board of Directors has a Compensation Committee that operates under a written charter and each member of which is independent in accordance with the NYSE Listing Standards, a "non-employee director," as defined in Section 16 of the Exchange Act, and is an "outside director," as defined by Section 162(m) of the Internal Revenue Code. The Compensation Committee reviews and approves our overall compensation policy and considers and approves, on behalf of the Board of Directors, the compensation of our Named Executive Officers, including the Chief Executive Officer, and certain other officers and the implementation of any compensation program for the benefit of any of our executive officers. The Compensation Committee's responsibilities to the Board of Directors are detailed in the Charter of the Compensation Committee. During the fiscal year ended February 1, 2014, the Compensation Committee held two meetings. The Compensation Committee's report appears below.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Nominating and Corporate Governance Committee

        The Board of Directors has a Nominating and Corporate Governance Committee that operates under a written charter and each member of which is independent in accordance with the NYSE Listing Standards. The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors a set of corporate governance principles for the Company, studies and reviews with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and reports and makes recommendations to the Board of Directors as appropriate, and considers candidates to be elected directors and recommends to the Board of Directors the nominees for directors. The Nominating and Corporate Governance Committee's responsibilities to the Board of Directors are detailed in the Charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee normally does not consider unsolicited director nominees put forth by shareholders because the need for a new director generally only occurs on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board or if a director retires or resigns. If and when such an event might occur, the Board of Directors feels that it is in the best interest of the Company to focus our resources on evaluating candidates at the appropriate time and who come to us through reputation or a relationship which initially validates the reasonableness of the person as a candidate or through professional search processes that do the same. During the fiscal year ended February 1, 2014, the Nominating and Corporate Governance Committee held one meeting.

Transaction Committee

        Following the unsolicited proposal from Jos. A. Bank Clothiers, Inc. ("Jos. A. Bank") to acquire the Company, the Board of Directors established a Transaction Committee in November 2013 for the purpose of coordinating with management of the Company in connection with discussions related to a possible combination with Jos. A. Bank, to actively participate in the negotiations with respect to a combination in such manner at such times as the committee deemed appropriate and to make recommendations to the full Board of Directors with respect to a combination. On March 11, 2014, we entered into an Agreement and Plan of Merger with Jos. A. Bank, pursuant to which we amended our existing tender offer to acquire all of the issued and outstanding shares of common stock of Jos. A. Bank, par value $0.01 per share for $65.00 per share in cash, or total consideration of approximately $1.8 billion (subject to satisfaction of customary closing conditions, including, among others, there being validly tendered and not validly withdrawn prior to the expiration of the tender offer that number of shares (excluding shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee) that, when added to the shares already owned by the Company and its subsidiaries (without duplication), represents at least a majority of the total number of outstanding shares on a fully diluted basis and the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act). Pursuant to the merger agreement, subject to the satisfaction or waiver of the conditions set forth therein, Jos. A. Bank will merge with one of our wholly owned subsidiaries and, as a result of the merger, Jos. A. Bank will become our wholly owned subsidiary. During the fiscal year ended February 1, 2014, the Transaction Committee held six meetings.

Procedures and Processes for Determining Executive and Director Compensation

        The Compensation Committee is responsible for reviewing and establishing the compensation of the Chief Executive Officer and the other Named Executive Officers. The Compensation Committee also reviews and discusses with the Chief Executive Officer the compensation for all other executive officers. The Compensation Committee has the sole authority to retain compensation consultants and any other type of legal or accounting adviser deemed appropriate. Based on a variety of input received by the Compensation Committee, including requested input from compensation consultants, if any, and the

The Men's Wearhouse, Inc. 2014 Proxy Statement

experience of its members, the Compensation Committee determines the compensation of our Chief Executive Officer during an executive session of the Compensation Committee, at which the Chief Executive Officer is not present. The Compensation Committee continues to focus on putting in place competitive compensation for the Company's executive officers, and, as a result, works from time to time with Towers Watson & Co., a nationally recognized compensation consulting firm, to advise it with respect to competitive compensation arrangements. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the executive officers, including but not limited to grants under our equity plans, which the members of the Compensation Committee discuss with our Chief Executive Officer and may discuss in executive session. The final determinations as to the compensation of the Chief Executive Officer and officers whose annual base salary plus maximum payout under our annual non-equity cash incentive program is equal to or in excess of $500,000 are made solely by the Compensation Committee, and the Chief Executive Officer determines the compensation for the other executive officers with input from and oversight by the Compensation Committee. The Compensation Committee's charter provides that the Compensation Committee may delegate any of its powers and responsibilities to a subcommittee of the Compensation Committee.

        As set forth in the Guidelines, the Board of Directors or an authorized committee thereof may from time to time review and determine the form and amount of director compensation, including cash, equity-based awards, and other director compensation. The Guidelines further provide that, in determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director's interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program.

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was, during fiscal 2013, an officer or employee of the Company or any of our subsidiaries, or was formerly an officer of the Company or any of our subsidiaries, or had any relationships requiring disclosure by us under Item 404 of Regulation S-K of the General Rules and Regulations of the Securities and Exchange Commission.

        During fiscal 2013, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with the Company's management. Based upon such review and the related discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE Sheldon I. Stein, Chairman Grace Nichols William B. Sechrest

The Men's Wearhouse, Inc. 2014 Proxy Statement

Audit Committee Report

        The Audit Committee is composed entirely of non-management directors. The members of the Audit Committee meet the independence and financial literacy and experience requirements contained in the corporate governance listing standards of the NYSE and additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NYSE rules. Each member of the Audit Committee is an "audit committee financial expert" as defined by the SEC. The Audit Committee's charter complies with all current regulatory requirements.

        The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, including its internal control over financial reporting. Management is responsible for the financial statements and the reporting process, the system of internal controls, including internal control over financial reporting, risk management, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm, Deloitte & Touche LLP, is responsible for auditing the consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with accounting principles generally accepted in the United States, performing reviews of the unaudited quarterly financial statements and auditing and expressing an opinion on the effectiveness of the Company's internal control over financial reporting.

        During fiscal 2013, the Audit Committee met and held discussions with management, the internal auditor and the independent registered public accounting firm and independently as a committee, which fulfills its responsibilities pursuant to the Company's Audit Committee Charter. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements as of and for the year ended February 1, 2014 with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the adequacy and effectiveness of the Company's financial reporting procedures, disclosure controls and procedures, and internal control over financial reporting, including the respective reports of management and the independent registered public accounting firm on the effectiveness of the Company's internal control over financial reporting. The Audit Committee discussed with the independent registered public accounting firm all matters required to be discussed in accordance with Auditing Standard No. 16, Communications with the Audit Committees, and SEC Rule 2-07 of Regulation S-X.

        In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditor's independence from the Company and its management, including the matters in the written disclosures regarding Deloitte & Touche LLP's communications with the Audit Committee concerning independence, provided to the Audit Committee by the firm pursuant to applicable requirements of the Public Company Accounting Oversight Board (United States). The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditor's independence. The Audit Committee has concluded that the independent registered public accounting firm, Deloitte & Touche LLP, is independent from the Company and its management.

        The Audit Committee discussed with the Company's independent registered public accounting firm and the internal auditor, the overall scope and plans for their respective audits. In addition, the Audit Committee met with the independent registered public accounting firm and the internal auditor, with and

The Men's Wearhouse, Inc. 2014 Proxy Statement

without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        The Audit Committee also discussed with the Chief Executive Officer and the Chief Financial Officer of the Company their respective certifications with respect to the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the fiscal year ended February 1, 2014.

        The Audit Committee is directly responsible for the appointment, evaluation, retention, compensation, oversight, and when appropriate, the termination of the independent registered public accounting firm. The Audit Committee evaluates the performance of the Company's independent registered public accounting firm, including the lead audit partner and the engagement team, each year and determines to reengage the current independent registered public accounting firm or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. Based on this evaluation, the Audit Committee decided to engage Deloitte & Touche LLP as our independent registered public accounting firm for the year ended February 1, 2014. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, the Audit Committee will continue its practice of recommending that the Board ask the stockholders, at their annual meeting, to ratify the appointment of the independent registered public accounting firm. The Audit Committee also has oversight responsibilities with respect to the internal audit function, including the internal audit scope and plan.

        In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company's management, internal audit group, and independent registered public accounting firm. In reliance on the reviews and discussions referred to above, and the receipt of the unqualified opinions from Deloitte & Touche LLP dated April 1, 2014, with respect to the consolidated financial statements of the Company as of and for the year ended February 1, 2014, and with respect to the effectiveness of the Company's internal control over financial reporting, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements and management's assessment of the effectiveness of the Company's internal control over financial reporting be included in the Company's Annual Report on Form 10-K for the year ended February 1, 2014, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE B. Michael Becker, Chairman Rinaldo S. Brutoco William B. Sechrest

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        To our knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended February 1, 2014, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners have been met, except for the Form 4 for Mr. Becker's initial award of restricted stock received upon the date of his appointment to the Company's Board of Directors, the filing of which was inadvertently delayed by one day.

The Men's Wearhouse, Inc. 2014 Proxy Statement

EXECUTIVE OFFICERS

        The following table lists the name, age, current position and period of service with the Company of each executive officer. Each officer will hold office until his or her successor shall have been elected and qualified.

Name	Age	Position with the Company	Executive Officer Since
David H. Edwab	59	Vice Chairman of the Board	1991
Douglas S. Ewert	50	President and Chief Executive Officer	2000
Mary Beth Blake	47	Executive Vice President and Chief Merchandising Officer	2012
James R. Bragg II	44	Executive Vice President – Distribution	2012
Charles Bresler	64	Executive Vice President	1993
Gary G. Ckodre	64	Executive Vice President and Chief Compliance Officer	1992
Kelly M. Dilts	45	Senior Vice President – Chief Accounting Officer and Principal Accounting Officer	2012
Jon W. Kimmins	56	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2013
Mark Neutze	51	Executive Vice President – Store Operations	2012
Scott Norris	51	Executive Vice President – Merchandising	2012
William Silveira	55	Executive Vice President – Manufacturing	2006
Carole L. Souvenir	53	Chief Legal Officer and Executive Vice President – Employee Relations	2006
Diana M. Wilson	66	Executive Vice President – Finance & Accounting	2003

        See the discussion under "Board of Directors" for the business experience of Messrs. Edwab and Ewert.

        Mary Beth Blake joined the Company in May 2008 as Chief Merchandising Officer of K&G Men's Company Inc., a wholly-owned subsidiary of the Company. In November 2008, Ms. Blake was named President of K&G. In February 2013, Ms. Blake was named Executive Vice President – Business Development of the Company and, in April 2013, her title was changed to Executive Vice President and Chief Merchandising Officer.

        James R. Bragg II joined the Company in June 1991. In October 2005, Mr. Bragg was named Vice President – Distribution. In April 2007, Mr. Bragg was named Senior Vice President – Tuxedo Distribution and, in March 2011, Mr. Bragg was named Executive Vice President – Distribution.

        Charles Bresler joined the Company in 1993. From 1993 to 1998, he served as Senior Vice President – Human Development. In February 1998, he was named Executive Vice President. In March 2003, he was renamed Executive Vice President – Stores, Marketing and Human Development. In January 2005, he was named President of the Company. On January 26, 2008, he was named Executive Vice President – Marketing and Human Resources. In March 2011, his title was changed to Executive Vice President.

        Gary G. Ckodre joined the Company in 1992. In February 1997, he was named Vice President – Finance and Principal Financial and Accounting Officer and, in March 2001, he was named Senior Vice President and Principal Accounting Officer. In March 2003, he was named Senior Vice President – Finance. In March 2004, he was named Senior Vice President – Chief Compliance Officer. On April 1, 2008, he was named Executive Vice President – Distribution, Logistics, Tuxedo Operations and Chief Compliance Officer. In March 2011, his title was changed to Executive Vice President and Chief Compliance Officer.

The Men's Wearhouse, Inc. 2014 Proxy Statement

        Kelly M. Dilts joined the Company in February 1998 as Assistant Controller. In March 2003, she was named Associate Vice President – Finance & Accounting and, in March 2007, she was named Vice President – Finance & Accounting. Effective as of August 1, 2012, Ms. Dilts was named Senior Vice President – Chief Accounting Officer and Principal Accounting Officer of the Company.

        Jon W. Kimmins joined the Company in April 2013 as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer. Mr. Kimmins served as the Executive Vice President – Finance and Operations of LF-USA, Inc., a division of Li & Fung Limited, a wholesaler of apparel, footwear and fashion accessories, since April 2008.

        Mark Neutze joined the Company in May 1995. In March 2004, Mr. Neutze was named Vice President – Stores. In April 2007, Mr. Neutze was named Senior Vice President – Stores. In March 2010, Mr. Neutze was named Executive Vice President – U.S. Store Operations and, in 2011, he was named Executive Vice President – Store Operations.

        Scott Norris joined the Company in November 1995. In March 2005, Mr. Norris was named Vice President and General Merchandise Manager. In April 2006, Mr. Norris was named Senior Vice President and General Merchandise Manager. In March 2011, Mr. Norris was named Executive Vice President – Merchandising.

        William Silveira joined the Company in July 1997 as Director – Manufacturing. In March 2000, he was named Vice President – Manufacturing. In March 2001, he was named Senior Vice President – Manufacturing and, in March 2005, he was named Executive Vice President – Manufacturing.

        Carole L. Souvenir joined the Company in April 1998 as Vice President – Employee Relations. In March 2002, she was named Senior Vice President – Employee Relations. In August 2006, she was promoted to Chief Legal Officer and Executive Vice President – Employee Relations.

        Diana M. Wilson joined the Company in March 1999 as Corporate Controller. In March 2001, she was named Vice President and Corporate Controller and, in March 2002, she was named Vice President – Finance. In March 2003, she was named Vice President – Principal Accounting Officer. In March 2005, she was named Senior Vice President – Principal Accounting Officer. In April 2006, her title was changed to Senior Vice President – Chief Accounting Officer and Principal Accounting Officer. In June 2012, she was named Executive Vice President – Chief Accounting Officer and Principal Accounting Officer and, effective as of August 1, 2012, she was named Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer of the Company. As of April 4, 2013, Ms. Wilson's title changed to Executive Vice President – Finance & Accounting.

The Men's Wearhouse, Inc. 2014 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of our Common Stock by (i) each director, (ii) each nominee for director, (iii) each Named Executive Officer listed in the Summary Compensation Table below, (iv) each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and (v) all of our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting power and dispositive power with respect to the shares attributed to him or her.

Name	Number Of Shares		% of Outstanding Shares
Eminence Capital, LLC 919 Third Avenue New York, New York 10022	4,684,200	(1)	9.9
BlackRock, Inc. 40 East 52nd Street New York, New York 10022	4,120,734	(2)	8.7
Mason Capital Management LLC 110 East 59th Street New York, New York 10022	3,038,131	(3)	6.4
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	2,755,260	(4)	5.8
David H. Edwab	56,922	(5)	*
Douglas S. Ewert	261,123	(6)	*
Rinaldo S. Brutoco	20,349	(7)	*
Michael L. Ray, Ph.D.	17,885	(8)(9)	*
Sheldon I. Stein	40,108	(10)	*
Deepak Chopra, M.D.	16,708	(11)	*
William B. Sechrest	26,876	(12)(13)	*
Grace Nichols	12,683	(14)	*
Allen I. Questrom	4,224	(15)	*
B. Michael Becker	3,927	(16)	*
Jon W. Kimmins	10,148	(17)	*
Diana M. Wilson	6,497		*
Mary Beth Blake	30,006	(18)	*
Scott Norris	9,337	(19)	*
George Zimmer	1,771,625	(20)(21)	3.7
James E. Zimmer	365,248	(22)	*
All executive officers and directors as a group (21 Persons)	652,818	(8)(13)(20) (23)(24)(25) (26)(27)	1.4

*
Less than 1.0%
(1)
Based on a Schedule 13D, as amended, filed on February 25, 2014, Eminence Capital, LLC has shared voting and dispositive power with respect to all of these shares. Eminence GP, LLC has shared voting and dispositive power with respect to 4,278,845 of these shares. As described in the Schedule 13D filed on November 7, 2013: (i) the shares are held for the account of various funds (the "Eminence Funds") as well as a separately managed account (the "SMA"); (ii) Eminence Capital serves as the investment manager to the Eminence Funds and the investment adviser to the SMA and, therefore, Eminence Capital may be deemed to have shared voting and

The Men's Wearhouse, Inc. 2014 Proxy Statement

  dispositive power over the shares held for the accounts of the Eminence Funds and the SMA; (iii) Eminence GP serves as general partner or manager of the partnerships and the master funds and may be deemed to have shared voting and dispositive power over these shares held for the accounts of such partnerships and master funds; and (iv) Ricky C. Sandler is the Chief Executive Officer of Eminence Capital and the Managing Member of Eminence GP and may be deemed to have shared voting and dispositive power with respect to the shares of our Common Stock directly owned by the Eminence Funds and the SMA, as applicable.

(2)
Based on a Schedule 13G filed on January 30, 2014, Black Rock, Inc. has sole voting power with respect to 3,965,953 of these shares and sole dispositive power with respect to all of these shares.
(3)
Based on a Schedule 13D filed on February 28, 2014, Mason Capital Management LLC, in its capacity as investment manager for certain investment funds and a separately managed account, has sole voting and dispositive power with respect to all of these shares, provided that (i) 1,995,465 of these shares are directly owned by Mason Capital Master Fund, L.P., a Cayman Islands exempted limited partnership ("Mason Capital Master Fund"), the general partner of which is Mason Management LLC ("Mason Management"); and (ii) 1,042,666 of these shares are directly owned by Mason Capital L.P., a Delaware limited partnership ("Mason Capital LP"), the general partner of which is Mason Management. Mason Capital Management is the investment manager of each of Mason Capital Master Fund and Mason Capital LP, and Mason Capital Management may be deemed to have beneficial ownership over the shares of Common Stock reported in this Schedule by virtue of the authority granted to Mason Capital Management by Mason Capital Master Fund and Mason Capital LP to vote and exercise investment discretion over such shares. Kenneth M. Garschina and Michael E. Martino are managing principals of Mason Capital Management and the sole members of Mason Management and each may be deemed to have shared voting and dispositive power with respect to all of these shares.
(4)
Based on a Schedule 13G filed on February 11, 2014. The Vanguard Group ("Vanguard") has sole voting power with respect to 70,964 of these shares, shared dispositive power with respect to 67,164 of these shares and sole dispositive power with respect to the remainder of these shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 67,164 of these shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 3,800 of these shares as a result of its serving as investment manager of Australian investment offerings.
(5)
Includes 38,720 restricted shares, 2,605 shares held by Mr. Edwab in his Individual Retirement Account and 100 shares owned by Mr. Edwab's son.
(6)
Includes 177,568 shares that may be acquired within 60 days upon the exercise of stock options or the vesting of deferred stock units and 8,749 shares allocated to the account of Mr. Ewert under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(7)
Includes 2,448 restricted shares and 6,000 shares that may be acquired within 60 days upon the exercise of stock options.
(8)
Includes 15,437 shares held by Michael Ray in his capacity as trustee for the Michael Ray and Sarah C. Ray 1998 Revocable Trust.
(9)
Includes 2,448 restricted shares.
(10)
Includes 2,448 restricted shares and 4,500 shares that may be acquired within 60 days upon the exercise of stock options.
(11)
Includes 2,448 restricted shares and 7,500 shares that may be acquired within 60 days upon the exercise of stock options.
(12)
Includes 2,448 restricted shares and 3,000 shares that may be acquired within 60 days upon the exercise of stock options.
(13)
Mr. Sechrest's shares (other than the 2,448 restricted shares and the 3,000 shares that may be acquired within 60 days upon the exercise of stock options described above) are held along with substantial other assets in a general brokerage account which provides for margin loans from time to time and is subject to outstanding margin loans currently.
(14)
Includes 2,448 restricted shares.
(15)
Includes 4,224 restricted shares.
(16)
Includes 3,927 restricted shares.
(17)
Includes 6,360 shares that may be acquired within 60 days upon the exercise of stock options.
(18)
Includes 10,000 shares that may be acquired within 60 days upon the exercise of stock options.
(19)
Includes 6,335 shares that may be acquired within 60 days upon the exercise of stock options and 429 shares allocated to the account of Mr. Norris under The Men's Wearhouse, Inc. 401(k) Savings Plan.

The Men's Wearhouse, Inc. 2014 Proxy Statement

(20)
Based on a Form 4 filed on April 4, 2013. Includes 1,630,395 shares and 68,259, respectively, held by George Zimmer in his capacity as trustee for The George Zimmer 1988 Living Trust and The Zimmer Children's 2010 Remainder Trust.
(21)
Includes 72,971 shares allocated to the account of Mr. Zimmer under The Men's Wearhouse, Inc. 401(k) Savings Plan.
(22)
Includes 51,312 shares held by Mr. Zimmer in his Individual Retirement Account and 900 shares owned by Mr. Zimmer's daughter.
(23)
Includes an aggregate of 292,356 shares that may be acquired within 60 days upon the exercise of stock options or the vesting of deferred stock units.
(24)
Includes 12,284 shares allocated to the accounts of certain of our executive officers under The Men's Wearhouse, Inc. 401(k) Savings Plan. The Men's Wearhouse, Inc. 401(k) Savings Plan provides that participants have voting and investment power over these shares.
(25)
Includes 100 shares held by family members of certain of our executive officers and directors.
(26)
Includes 4,033 shares held by certain of our executive officers in their Individual Retirement Accounts.
(27)
Includes an aggregate of 61,559 restricted shares.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Fiscal 2013 Financial Performance

        As described in Management's Discussion and Analysis in our Annual Report on Form 10-K for the fiscal year ended February 1, 2014, the fiscal year proved to be a difficult year financially for the Company and its stakeholders. At the same time, the Company experienced many events throughout fiscal 2013 which required significant focus by management. Highlights of our performance for fiscal 2013, a 52-week fiscal year, compared to fiscal 2012, a 53-week fiscal year, are presented below:

  •
  revenues decreased by 0.6% to $2.473 billion for the year;

  •
  gross margin decreased by 1.7% to $1.089 billion;

  •
  net earnings attributable to common shareholders decreased 36.4% to $83.8 million;

  •
  diluted earnings per share attributable to common shareholders decreased by 33.3% to $1.70 per share (an $0.85 decrease, $0.52 of which resulted from one-time costs related to the JA Holding, Inc. acquisition and integration, costs related to various strategic projects, separation costs associated with former executives, non-cash impairment of K&G goodwill, K&G ecommerce closure costs and a New York store related closure costs, partially offset by a gain from the sale of an office building in Fremont, CA);

  •
  we repurchased 4,147,983 shares of our Common Stock at a cost of $152.1 million;

  •
  our Board of Directors declared an aggregate of $0.72 per share in dividends to shareholders; and

  •
  our stock price increased 65% from $29.19 on the last trading day of fiscal 2012 to $48.04 per share on the last trading day of fiscal 2013, with a total shareholder return of 67%.

        In addition, on August 6, 2013, we acquired JA Holding, Inc., the parent company of the American clothing brand Joseph Abboud® and its U.S. tailored clothing factory located in New Bedford, Massachusetts, that manufactures quality tailored clothing including designer suits, tuxedos, sport coats and slacks which we sell in our Men's Wearhouse stores. We believe this transaction will accelerate our strategy of offering exclusive brands with broad appeal at attractive prices.

        Also, during the second half of fiscal 2013, we successfully defended the Company against an unsolicited proposal from Jos. A. Bank Clothiers, Inc. to acquire the Company, which in turn culminated

The Men's Wearhouse, Inc. 2014 Proxy Statement

with us entering into an Agreement and Plan of Merger, by and among Men's Wearhouse, Jos. A. Bank, and Java Corp. ("Purchaser"), a direct wholly owned subsidiary of Men's Wearhouse on March 11, 2014. Pursuant to the merger agreement and on the terms and subject to the conditions set forth therein, we amended our existing tender offer to acquire all of the issued and outstanding shares of common stock of Jos. A. Bank for $65.00 per share in cash, or total consideration of approximately $1.8 billion. Following consummation of the tender offer, Purchaser will merge with and into Jos. A. Bank and Jos. A. Bank will become our wholly owned subsidiary. We believe that Jos. A. Bank's strong brand and complementary business model will broaden our customer reach. The transaction, which is expected to close by the third quarter of 2014, is subject to various conditions, including, among others, there being validly tendered and not validly withdrawn prior to the expiration of the tender offer that number of shares (excluding shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee) that, when added to the shares already owned by the Company and its subsidiaries (without duplication), represents at least a majority of the total number of outstanding shares on a fully diluted basis, any waiting period (and any extension thereof) applicable to the consummation of the tender offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, and other customary closing conditions, each as set forth in the Merger Agreement. On March 12, 2014, after announcement of the Jos. A Bank merger agreement and our year end results, the closing price of our Common Stock was $55.69.

        The total compensation received by Mr. Ewert, our President and Chief Executive Officer, in fiscal 2013 as reported in the Summary Compensation Table, was $3,622,131 as compared to total compensation of $2,094,570 in fiscal 2012, an increase of 73.0%. Approximately two-thirds of the increase in his reported income was associated with new performance-based deferred stock units, or DSUs, which were granted in fiscal 2013, the first tranche of which has not vested as the performance criteria for fiscal 2013 were not met (see "Significant Compensation Decisions for 2013 – Performance-Based Deferred Stock Units" below for a discussion of potential eligibility for future vesting). Over the same period, Mr. Ewert's realized pay decreased 19.3% from $3,965,782 in fiscal 2012 to $3,199,874 in fiscal 2013, as further described in "CEO Reported Pay vs. Realized Value" below.

Significant Compensation Decisions for 2013

Performance-Based Deferred Stock Units

        During fiscal 2013, the Compensation Committee added performance-based DSUs to the mix of long-term incentives granted to our executives where the number of shares earned is based on achievement of performance requirements tied to growth in consolidated earnings before interest and taxes ("EBIT") as a percentage of sales over the vesting period. We believe the addition of performance-based DSUs to the mix of long-term incentives appropriately reflects our compensation philosophy by establishing a clear connection between the compensation of our executives, including our Named Executive Officers, and the achievement of performance goals that are important for our long-term value creation. The grants generally vest over three years provided that the performance requirements are achieved for each of those years. The EBIT targets for such grants were based on the fiscal 2012 consolidated EBIT equal to 8.0% of sales increased by targeted growth of 7% as a percentage of sales in each of the three succeeding years. For fiscal 2013, the target was consolidated EBIT of 8.6% of consolidated sales, which was not met and, therefore, no performance-based DSUs vested with respect to the first tranche of performance-based DSUs. The award agreements provide that if the EBIT percentage target is not achieved in the first or second year of the three year vesting period, then the shortfall can be made up by the end of the three years by achieving EBIT dollars in excess of those necessary to achieve the EBIT percentage target for the second or third year in an amount that, when added to the EBIT for the year with the shortfall, would be sufficient to increase the EBIT percentage for that shortfall year to the EBIT percentage target for that year. If that is achieved, then the portion of the DSUs that did not vest in year one or two because of the shortfall would then vest when the shortfall is made up in year two or three.

The Men's Wearhouse, Inc. 2014 Proxy Statement

CEO Compensation

        The Compensation Committee continues to focus on putting in place competitive compensation for the Company's executive officers, and, as a result, works from time to time with Towers Watson & Co., a nationally recognized compensation consulting firm, to advise it with respect to competitive compensation arrangements. In late fiscal 2012,Towers Watson provided the Compensation Committee with data with respect to fifteen other apparel retail companies selected by Towers Watson (Abercrombie & Fitch Co.; Aeropostale, Inc.; American Eagle Outfitters, Inc.; ANN INC.; Ascena Retail Group, Inc.; Chico's FAS Inc.; DSW Inc.; Express, Inc.; Genesco Inc.; Guess? Inc.; Jos. A Bank Clothiers, Inc.; The Buckle Inc.; The Cato Corporation; The Children's Place Retail Stores, Inc.; and The Finish Line, Inc.). While the Compensation Committee considered this data in addition to other information when determining what would be appropriate compensation for a chief executive officer of the Company, it did not target Mr. Ewert's compensation to any specific benchmark against a peer group. As a result, in February 2013, the Compensation Committee made adjustments to Mr. Ewert's compensation in order to reflect the competitive market for talent such as Mr. Ewert. For 2013, Mr. Ewert received a base salary of $1,250,000, a maximum potential annual bonus payout under our non-equity incentive bonus program of up to $1,250,000 (with no guaranteed bonus), and DSU grants having a fair market value at grant equal to $2,000,000, which will vest over three years and of which $1,250,000 were performance-based (as described above).

2013 CEO Annual Compensation

CEO Reported Pay vs. Realized Value

        It is important to note that the grant date fair value of the DSUs (both time and performance-based vesting) as set forth in our Summary Compensation Table on page 32 is for accounting and SEC disclosure purposes and is not realized pay for the indicated years. The table below shows the pay for Doug Ewert realized for the past three years in contrast to the reported pay presented in the Summary Compensation Table. The difference between reported pay and realized pay reinforces the concept that a significant portion of his compensation is at risk of forfeiture and dependent on the performance of the Company.

Year of Compensation	Reported Pay ($)(1)	Realized Pay ($)(2)	Realized Pay vs. Reported Pay ($)	Realized Pay as a Percentage of Reported Pay (%)
2013	3,622,131	3,199,875	-422,256	88.3
2012	2,094,570	3,965,782	+1,871,212	189.3
2011	5,355,481	1,770,488	-3,584,993	33.1

(1)
Reported Pay is the amount set forth in the "Total" column in the Summary Compensation Table on page 32 and is based on the current SEC required reporting rules.
(2)
Realized Pay is compensation actually received by Mr. Ewert during the indicated fiscal year, consisting of salary, cash bonus received (including any bonus paid pursuant to our non-equity incentive bonus program), net spread on stock option exercise, market value at vesting of previously granted DSUs and amounts reported in the "All Other Compensation" column in the Summary Compensation Table on page 32 for the indicated fiscal

The Men's Wearhouse, Inc. 2014 Proxy Statement

  year. Excludes the value of any unearned and unvested DSUs, including the time-vesting and performance-based DSUs granted in April 2013, which will not actually be received, if earned, until a future date.

  2013 Advisory Vote on Executive Compensation

          At our 2013 annual meeting of shareholders, in response to the advisory vote to approve executive compensation, more than 97% of the votes cast were in favor of our Named Executive Officer (as defined on page 32) compensation as disclosed in this proxy statement and, as a result, the Named Executive Officer compensation was approved. We value this positive endorsement by our shareholders of our executive compensation policies and believe that it evidences our shareholders' strong support for our Named Executive Officer's compensation arrangements as well as our general executive compensation philosophies.

          Compensation arrangements for each fiscal year are generally considered by the Compensation Committee over a 90-day period following our fiscal year end and implemented immediately thereafter. Therefore, the Compensation Committee had not yet received the results of the 2013 advisory vote by shareholders when determining the executive compensation for 2013 set out in this proxy statement. However, the Board of Directors and the Compensation Committee will consider shareholder feedback in making compensation determinations for fiscal years which occur after the receipt of such feedback; for example, the Compensation Committee considered the results of the 2012 advisory vote on executive compensation received in June 2012 when it considered the executive compensation for 2013 set out in this proxy statement and it then considered the results of the 2013 advisory vote on executive compensation received in September 2013 when it considered executive compensation for fiscal 2014. The Compensation Committee continues to believe that our programs are effectively designed, instrumental to achieving our business strategy, consistent with our corporate culture, and aligned with the interests of our shareholders.

          In addition, consistent with the preference expressed by our shareholders at the 2011 annual meeting of shareholders, our Board of Directors has decided that we will include a vote to approve, on an advisory basis, our named executive officer compensation in our proxy materials every year until the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than our annual meeting of shareholders to be held in 2017.

          Our Board of Directors and our Compensation Committee value the opinions of our shareholders and, to the extent that there is any significant vote against the compensation of our Named Executive Officers as disclosed in this proxy statement, we will consider our shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

          Our Board of Directors unanimously recommends that you vote "FOR" the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement. For more information, see "Approval, On An Advisory Basis, of Named Executive Officer Compensation" on page 54 of this proxy statement.

  Our Compensation Philosophy

  What Our Compensation is Designed to Reward

          Our compensation program is designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and employees by aligning compensation with the Company's business strategies and the creation of long-term shareholder value. Accordingly, a significant portion of each executive's compensation is performance-based.

The Men's Wearhouse, Inc. 2014 Proxy Statement

  Objectives of Compensation Program

          The primary objective of our compensation program, including our executive compensation program, is to retain and motivate qualified employees who are enthusiastic about and committed to our culture and mission. In doing so, we design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executives who appreciate and are committed to our culture. Promotion from within is a key principle at the Company and a majority of our executive officers have reached their current career positions through an average career development tenure in excess of 15 years with us. The same general compensation philosophy is applied to all levels of exempt employees, including executive officers. Any differences are generally due to position, seniority, or local requirements. In line with this philosophy, executive officers generally receive minimal perquisites.

          Each executive's current and prior compensation is considered in setting future compensation and consideration is given to the vesting and value of previously granted equity awards. As a result, the composition of our Named Executive Officer group often varies from year to year based upon the equity awards granted in any given year. In addition, the Chief Executive Officer focuses on relative compensation throughout the organization.

  Elements of Compensation

          The following table describes the primary elements of our executive compensation program:

Compensation Element	Purpose	Link to Performance	Fixed or Performance- Based	Short- or Long-Term
Base Salary	Provides an appropriate level of fixed compensation to attract and retain leaders	Based on individual performance	Fixed	Short-Term
Annual Cash Bonus	Encourages executives to achieve annual results that create shareholder value	Linked to annual achievement of predetermined Company objectives – i.e., for 2013, earnings per share targets – as well as individual performance	Performance-Based	Short-Term
Equity Awards (including non-qualified stock options, restricted stock awards, and DSUs (time and performance-based vesting), or a combination thereof)

•

Directly links executives' and shareholders' interests by tying long-term incentives to stock appreciation and/or the Company's financial performance

•

Encourages executives to achieve long-term business goals and objectives (including achieving financial performance that balances growth, profitability, and asset management)

•

Rewards management for taking prudent actions and achieving results that create shareholder value

•

Helps to retain management through business cycles

		Initial grant value is linked to individual performance; however, the ultimate value of the award is linked to stock price performance over a period of time or, in the case of performance-based DSUs, the Company's financial performance and stock price performance over a period of time	Performance-Based	Long-Term

  Base Salaries

          Level of responsibility and experience, Company performance, competitive market conditions, retention concerns and individual performance are all factored into the determination of base salary. In addition, when making base salary recommendations, the Chief Executive Officer considers his base

The Men's Wearhouse, Inc. 2014 Proxy Statement

  salary level and the level of all other executives' base salaries relative to compensation throughout the organization.

  Performance-Based Annual Cash Bonuses

          To align executive pay with our annual performance, our executives are eligible to receive annual cash bonuses pursuant to a non-equity incentive bonus program. Each year, our executives are eligible for a maximum cash bonus payout. For 2013, the program criteria were modified from prior years and were based on: (i) the Company achieving certain diluted earnings per share goals and (ii) the executive officer achieving personal non-financial performance objectives. The first criterion is quantitative, while the second criterion is subjective. Each criterion carries equal weight and accounts for one half of the possible payout. Three thresholds exist which allow for the payout of 25%, 50% or 100% of the half of the bonus attributable to the financial criterion, with allowance for a pro rata payout for performance between such targets. The maximum annual bonus payout possible for a Named Executive Officer under our non-equity performance program varies by individual, with a highest possible payout of $1,250,000 for fiscal 2013. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee and is based primarily on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself. The Compensation Committee may at its discretion determine the appropriate percentage (ranging from 0% to the full 100%) to be paid out with respect to the half of the bonus attributable to the personal performance objectives.

          Threshold levels for the financial metric were based on diluted earnings per share targets the Chief Executive Officer recommended and the Compensation Committee approved at the beginning of the fiscal year. For fiscal 2013, the diluted earnings per share targets were 25% = $2.60, 50% = $2.70 and 100% = $2.80, excluding the effects of extraordinary, unusual or non-recurring items. The Compensation Committee reviews and approves the financial threshold targets and believes that these financial targets reflect performance that will lead to long-term preservation of shareholder value in an economic downturn and increased value during economic upturns and do not encourage our executive officers to take unnecessary and excessive risks.

          Due to the decrease in our diluted earnings per share for fiscal 2013, no bonus was paid with respect to the financial portion of the bonus. Because of the performance of management under extraordinary circumstances in 2013 (as noted above under "Executive Summary – Fiscal 2013 Financial Performance") and because the failure to meet the financial target was the result of a difficult fourth quarter and not, in the belief of the Compensation Committee, the underperformance by management, in general, bonuses equal to two-thirds of the maximum bonus based on the non-financial metric were paid (one-third of the total maximum bonus opportunity) in recognition of individual contributions to the Company's results. In addition, due to the contractual minimum bonus to be paid to Mr. Kimmins for 2013, his total bonus payout was $225,000. The maximum average annual cash bonus compensation, as a percentage of base salary, for all executive officers who were eligible to participate in the program at the end of fiscal 2013 was 68% and the actual payout was 23% for all executive officers who were eligible to participate in the program at the end of fiscal 2013, including the Named Executive Officers. For comparison purposes, for fiscal 2012, the maximum average annual cash bonus compensation, as a percentage of base salary, was 49% for all executive officers, including the Named Executive Officers, and the actual payout was 23% for all executive officers who participated in the program, including the Named Executive Officers.

  Equity Awards

          We generally grant stock options and DSUs or a combination thereof, to our executive officers.

The Men's Wearhouse, Inc. 2014 Proxy Statement

  Stock Options

          In April 2013, Mr. Kimmins was awarded a grant of 19,080 nonqualified stock options.

          Nonqualified stock options provide executives with the opportunity to purchase our Common Stock at a price fixed on the grant date regardless of future market prices. Since a stock option becomes valuable only if the holder of the option remains employed during the period required for the option to "vest," stock options provide an incentive for an option holder to remain employed by us. In addition, since a stock option becomes valuable only if our Common Stock price increases above exercise price, stock options link a portion of the employee's compensation to shareholders' interests by providing an incentive to make decisions designed to achieve long-term business goals and objectives and thereby maximize the market price of our stock.

  Deferred Stock Units

          In April 2013, awards of 22,665, 30,221, 6,497, 20,000, 4,533, 15,110 and 12,088 time-vesting DSUs were granted to Doug Ewert, Jon Kimmins, Diana Wilson, David Edwab, Scott Norris, George Zimmer and James Zimmer, respectively. Also, in April 2013, awards of 37,776, 20,000, 7,555, 2,720 and 15,110 performance-based DSUs were granted to Doug Ewert, David Edwab, Mary Beth Blake, Scott Norris and George Zimmer, respectively. The DSUs granted to George Zimmer were subsequently cancelled in June 2013 upon the termination of his employment with the Company.

          DSUs are intended to retain executives through vesting periods. A DSU is a commitment by us to issue a share of our Common Stock for each DSU at the time the restrictions in the award agreement lapse. Our award agreements historically have provided for dividend equivalents to be paid on the DSUs if and to the extent paid to our shareholders. However, beginning with DSU awards made on or after April 3, 2013, dividend equivalents will be credited to a DSU when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU award is earned. DSUs are generally forfeited upon termination of employment with us if the restrictions outlined in the awards are not met. Vested shares are fully owned. The Compensation Committee has adopted a policy that DSUs granted to Named Executive Officers after April 2012 may not vest more quickly than on a pro-rata basis over three years except in unusual circumstances such as a person nearing retirement age.

          The performance-based DSU awards directly tie the vesting of such awards to the Company's financial performance (based on increases in the Company's consolidated EBIT, stated as a percentage of the Company's consolidated sales) over the three-year vesting period of such awards. For fiscal 2013, the target was consolidated EBIT of 8.6% of consolidated sales, which was not met and, therefore, the first tranche of the performance-based DSUs will not vest unless the shortfall is made up by the end of the three years by achieving EBIT dollars in excess of those necessary to achieve the EBIT percentage target for the second or third year in an amount that, when added to the EBIT for the first year, would be sufficient to increase the EBIT percentage for 2013 to the EBIT percentage target.

  Benefits

          We offer a variety of health and welfare and retirement programs to all eligible employees. Executives are generally eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance, and accidental death and disability.

          We maintain a defined contribution plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code. The plan covers all full-time employees who meet age and service requirements. The plan provides for pre-tax, elective employee contributions with a matching contribution from us.

The Men's Wearhouse, Inc. 2014 Proxy Statement

  Perquisites

  Life Insurance Agreement

          As discussed below in this proxy statement, we previously entered into an insurance agreement with George Zimmer pursuant to which we owned and paid the premiums on a $4,000,000 policy on Mr. Zimmer's life but he had the right to designate the beneficiaries of the proceeds of the policy, subject to our first being paid the greater of the total amount of the premiums we paid on this policy or the cash value of the policy. Following his termination, in June 2013, Mr. Zimmer was provided the opportunity to purchase the policy but chose not to do so; therefore, we have elected to keep such policy in effect, allowing the premiums to be paid from the existing cash surrender value, and in the event of Mr. Zimmer's death we will be entitled to receive the proceeds of the policy.

  Airplane Use

          George Zimmer was provided with the benefit of using our aircraft for personal air transportation from time to time. In approving Mr. Zimmer's total compensation package, the Compensation Committee considered the benefit to Mr. Zimmer of his airplane use. The Company did not reimburse Mr. Zimmer for taxes he owed on imputed income resulting from use of the aircraft.

  License Agreement

          Pursuant to the terms of a License Agreement between George Zimmer and the Company, we have the exclusive right to use George Zimmer's likeness, which is a registered trademark owned by him. The annual license fee was $10,000 while Mr. Zimmer was an employee of the Company; however, subsequent to Mr. Zimmer's termination, we are required to pay Mr. Zimmer $250,000 per year for four years for the continued license. Thereafter, we will have the option to continue the license on an annual basis for $250,000 per year. In February 2013, we paid $10,000 to Mr. Zimmer for the annual license fee while he was an officer and director of the Company; then, in December 2013, we paid Mr. Zimmer an additional $250,000 for the post-termination annual license fee.

  Determination of Compensation

  Administration

          The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of our employee compensation programs, other than our equity incentive plans, and, certain Compensation Committee members receive health insurance benefits through the Company. The Compensation Committee (i) reviews and approves annual compensation for officers whose annual base salary plus maximum payout under our annual non-equity cash incentive program is equal to or in excess of $500,000, (ii) reviews the compensation program for all other senior officers as presented to the Compensation Committee by the Chief Executive Officer, and (iii) reviews and approves the annual awards under equity incentive plans to all employees as recommended to the Compensation Committee by management. Recommendations for the executive officers, including the Named Executive Officers (other than himself), are made by the President and Chief Executive Officer.

  Relative Size of Major Compensation Elements

          In setting Named Executive Officer compensation, the Compensation Committee considers the aggregate compensation payable to the executive and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. Except for Messrs. Ewert and Edwab, and for 2013 only Mr. Kimmins, whose equity awards are subject to minimum annual grants pursuant to the terms of their respective employment agreements, the number of shares

The Men's Wearhouse, Inc. 2014 Proxy Statement

  granted under equity awards to each executive is made on a discretionary basis, rather than formulaically, by taking into consideration the executive's position, responsibilities, accomplishments, achievements, and tenure with the Company. The Compensation Committee may decide, as appropriate, to modify the mix of base salary, annual awards, and long-term awards to best fit a Named Executive Officer's specific circumstances.

  Timing of Compensation Decisions

          All elements of executive officer compensation are reviewed and approved on an established schedule, which may vary from year to year, but generally occurs over a 90-day period following our fiscal year end and after a review of financial, operating, and personal objectives with respect to the prior year's results. By way of example, after the end of fiscal 2013, the Compensation Committee reviewed results and management recommendations and approved base compensation and annual non-equity incentive bonuses in February 2014 and equity awards in April 2014. The Compensation Committee may, however, review salaries or equity awards at other times as necessary to address new appointments or promotions or other special circumstances during the year, such as the hiring of Mr. Kimmins as the new Chief Financial Officer effective as of April 1, 2013.

  Compensation Consultant

          During 2013, the Compensation Committee continued to engage Towers Watson & Co. to advise it with respect to evaluating the compensation arrangements for Mr. Ewert. Towers Watson reported directly to the Compensation Committee and all services provided by Towers Watson were provided to the Compensation Committee. Towers Watson does not provide any non-executive compensation services to us directly or indirectly through affiliates, nor has Towers Watson provided any services to the Company other than those that were related to its engagement as independent consultant to the Compensation Committee and other than an engagement of Towers Watson during the fourth quarter of fiscal 2013 by the President and Chief Executive Officer of the Company to perform a compensation analysis for the most senior executives of the Company.

          In connection with its engagement of Towers Watson, the Compensation Committee considered various factors bearing upon Towers Watson's independence including, but not limited to, any other services provided by Towers Watson to the Company, the amount of fees received by Towers Watson from the Company as a percentage of Towers Watson's total revenue, Towers Watson's policies and procedures designed to prevent conflicts of interest, any shares of our Common Stock owned by those on the Towers Watson team working on the engagement, and the existence of any business or personal relationship that could impact Towers Watson's independence. After reviewing these and other factors, the Compensation Committee determined that Towers Watson was independent and that its engagement did not present any conflicts of interest. Towers Watson also determined that it was independent from management and confirmed this in a written statement delivered to the Chairman of the Compensation Committee. In connection with any future engagements of Towers Watson by the Compensation Committee, the Compensation Committee will consider the engagement described above as well as the additional factors set forth in the NYSE Listing Standards.

  Impact of Accounting and Tax Treatment

          In recognizing share-based compensation, we follow the provisions of the authoritative guidance regarding share-based awards. This guidance establishes fair value as the measurement objective in accounting for stock awards and requires the application of a fair value based measurement method in accounting for compensation cost, which is recognized over the requisite service period. We use the Black-Scholes option pricing model to estimate the fair value of stock options on the date of grant. The fair value of restricted stock awards and DSUs is determined based on the number of shares granted and the quoted price of our Common Stock on the date of grant. The value of the portion of the award that is

The Men's Wearhouse, Inc. 2014 Proxy Statement

  ultimately expected to vest is recognized as an expense over the requisite service period. For grants that are subject to pro-rata vesting over a service period (other than performance-based awards), we recognize expense on a straight-line basis over the requisite service period for the entire award.

          Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) that may be deducted by us in any year unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. The Compensation Committee believes that it is generally in the Company's best interests to satisfy the requirements for deductibility under Section 162(m). However, notwithstanding this general policy, the Compensation Committee also believes that there may be circumstances in which the Company's interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m). The Compensation Committee believes that the compensation payable in excess of this amount for the Named Executive Officers will not result in any material loss of tax deductions.

          Section 409A of the Internal Revenue Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements or exemptions are met. We structure any deferred compensation arrangements to be in compliance with section 409A of the Internal Revenue Code.

  Change in Control Agreements

          The Compensation Committee believes that Change in Control arrangements have important characteristics and value, particularly in the current economic environment and given the events we experienced in 2013. For example, executives often look to Change in Control agreements to provide protection for lost professional opportunities in the event of a Change in Control and consequently assign significant value to them. The Compensation Committee believes that our current Change in Control arrangements protect shareholder interests by retaining management should periods of uncertainty arise. Because our Change in Control arrangements are structured to serve the above purpose and because Change in Control agreements represent a contractual obligation of our Company, decisions relating to other elements of compensation have minimal effect on decisions relating to existing Change in Control agreements.

          The Company has entered into Change in Control agreements with each of our executives, including the Named Executive Officers. The benefits payable under these arrangements in certain circumstances are disclosed below on pages 48 through 54. These agreements generally provide that if a Change in Control occurs and we fail to extend the executive's agreement or terminate the executive's employment without cause or if the executive terminates his or her employment for good reason, the executive will receive an amount equal to two times the sum of the executive's base salary plus an amount equal to the maximum annual performance bonus in the fiscal year in which a Change in Control occurs or the immediately preceding fiscal year, whichever is higher, plus basic benefits as more fully described in the Change in Control agreement.

  Clawback Provisions

  Under Employment Agreements

          As discussed later in this proxy statement, the employment agreements with each of Messrs. Ewert and Kimmins provide that if it is determined that Mr. Ewert or Mr. Kimmins, respectively, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to him under his employment agreement or (B) cash bonuses paid to him by us on or after the date of his

The Men's Wearhouse, Inc. 2014 Proxy Statement

  employment agreement, or equity awards granted to him by us that vest, on or after the date of his employment agreement will be forfeited to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such forfeiture, see the discussion regarding their respective employment agreements under "Employment Agreements" below.

  Under Change in Control Agreements

          The Change in Control agreement with each of our executives also contains clawback provisions which provide that in the event that it is determined that an executive, before or after the termination of his or her employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all of such executive's awards (including cash bonuses paid to such executive by us or equity awards that vest after the effective date of the executive's Change in Control agreement) will be forfeited to us. For additional discussion regarding these clawback provisions, including those acts which could trigger such forfeiture, see the discussion under "Potential Payments Upon Termination or Change in Control – Change in Control Agreements" below.

  Executive Officer Equity Ownership

          The Board of Directors has established a guideline for equity ownership by Named Executive Officers. These guidelines are designed to further strengthen and align Company leadership with shareholders' interests and to enhance shareholder value over the long term. Under the guideline, each Named Executive Officer is expected to hold equity interests in the form of Common Stock, restricted stock, or DSUs having an aggregate equity value of at least two and one half times his or her base salary by the later of five years after becoming a Named Executive Officer and April 30, 2016. Failure to achieve the guideline will be taken into consideration by the Compensation Committee in determining compensation for the Named Executive Officer. All of the Named Executive Officers have achieved their required ownership levels, except Mr. Norris who has until 2018 to meet the required ownership guidelines. In addition, the Compensation Committee has adopted an additional equity ownership requirement for the Chief Executive Officer to require him to hold equity interests in the form of Common Stock, restricted stock or DSUs having an aggregate equity value of at least three times his base salary. Mr. Ewert currently meets this increased ownership requirement.

          The Compensation Committee has also adopted a requirement that award agreements for equity grants to a Named Executive Officer made after April 2013 contain a requirement that if a person is a Named Executive Officer at the time of vesting of his or her restricted stock awards or DSUs or upon exercise of his or her stock options and such person is not then in compliance with the then existing equity ownership guidelines for Named Executive Officers described in the previous paragraph, then 50% of the vested or acquired shares must be retained until the person meets the equity ownership guidelines. Further, pursuant to the Company's insider trading policies our directors, officers and employees are prohibited from hedging equity positions in our Common Stock arising from equity compensation awards.

  Pension Plans and Retirement Plans

          We do not maintain defined benefit pension plans or supplemental executive retirement plans nor do we have any defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Summary Compensation Table

        The following table sets forth certain information regarding compensation paid in respect of our fiscal year ended February 1, 2014 to each individual who served as our Chief Executive Officer or Chief Financial Officer during the year as well as the next three most highly compensated executive officers and two additional individuals for whom disclosure would have been provided but for the fact that they were not serving as an executive officer as of February 1, 2014 (collectively, the "Named Executive Officers"):

Name and Principal Position (1)	Year	Salary ($)(2)		Bonus ($)		Stock Awards ($)(3)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Douglas S. Ewert President and Chief Executive Officer	2013 2012 2011	1,163,173 616,635 588,558		— 300,000 —	(5)	1,999,993 500,020 3,629,986		— 499,973 500,001	416,667 100,000 600,000	— — —	42,298 77,942 36,936	(6)(7) (6)(7) (6)(7)(8)	3,622,131 2,094,570 5,355,481
Jon W. Kimmins Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	2013	380,769		275,000	(9)	1,000,013		249,996	150,000	—	—		2,055,778
Diana M. Wilson Executive Vice President – Finance and Accounting and Former Interim Chief Financial Officer	2013 2012	356,654 323,462		— 33,333	(10)	214,986 537,217		— —	66,000 66,667	— —	9,804 13,432	(6)(7) (6)(7)(11)	647,444 974,111
David H. Edwab Vice Chairman	2013 2012 2011	415,423 400,317 395,000		— 33,333 200,000	(10) (10)	1,323,600 — 2,688,136		— — —	130,000 66,667 —	— — —	42,018 55,957 48,048	(6)(7) (6)(7) (6)(7)(8)	1,911,041 556,274 3,331,184
Mary Beth Blake Executive Vice President and Chief Merchandising Officer	2013	536,335		—		249,995			100,000	—	20,746	(6)(7)(12)	907,076
Scott Norris Executive Vice President – Merchandising	2013 2012	410,817 402,404		— 33,333	(10)	240,002 150,006		— 149,994	66,000 66,667	— —	3,507 4,538	(6)(7) (6)(7)	720,326 806,942
George Zimmer Former Executive Chairman of the Board	2013 2012 2011	564,922 1,025,000 932,000	(13)	— 50,000 —	(10)	999,980 — —	(14)	— — —	— 50,000 200,000	— — —	231,608 860,916 626,177	(6)(15) (6)(15) (6)(15)	1,796,510 1,985,916 1,758,177
James E. Zimmer Former Senior Vice President – Merchandising	2013 2012 2011	358,655 361,924 338,462		— 16,666 —	(10)	399,992 400,016 279,400		— — —	— 16,667 100,000	— — —	8,583 10,783 30,853	(6)(7) (7) (7)(8)	767,230 806,056 748,715

(1)
Indicates position held as of February 1, 2014. Mr. Kimmins and Ms. Blake were not Named Executive Officers prior to fiscal 2013; therefore, in accordance with SEC regulations, only compensation information for the fiscal year in which they became Named Executive Officers is included in the Summary Compensation Table.
(2)
Represents salary for 52 weeks in 2013 and 2011 fiscal years and 53 weeks in 2012.
(3)
Represents aggregate grant date fair value of award computed in accordance with FASB ASC topic 718. The value of deferred stock units subject to performance-based vesting conditions has been determined assuming the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award. These values exclude the accounting effect of any estimate of future service-based forfeitures and do not necessarily correspond to the actual level that might be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2014.
(4)
Represents bonuses paid pursuant to our non-equity incentive bonus program (for additional information, see "Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Annual Cash Bonuses").
(5)
Represents the portion of Mr. Ewert's bonus paid as a result of the contractually minimum guaranteed bonus pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Douglas S. Ewert").

The Men's Wearhouse, Inc. 2014 Proxy Statement

(6)
Includes $200 Company matching contribution to The Men's Wearhouse, Inc. 401(k) Saving Plan account of the Named Executive Officer.
(7)
Includes dividend or dividend equivalent payments on unvested DSUs issued prior to 2013 and paid to the Named Executive Officer during the indicated fiscal year.
(8)
Includes forfeitures and dividend allocations with respect to the account of the Named Executive Officer under our former Employee Stock Ownership Plan ("ESOP").
(9)
Represents a $200,000 signing bonus as well as the portion of Mr. Kimmins's bonus paid as a result of the one-time contractually minimum guaranteed bonus for 2013 pursuant to the terms of his employment agreement (for additional information, see "Employment Agreements – Jon W. Kimmins").
(10)
Represents a special cash bonus paid to such Named Executive Officer in recognition of the efforts and success of management during the indicated fiscal year.
(11)
Includes $4,759 related to the Chairman's award given to Ms. Wilson during 2012.
(12)
Includes $1,646 related to the Chairman's award given to Ms. Blake during 2013.
(13)
Includes salary through June 18, 2013, the last day of Mr. Zimmer's employment with the Company.
(14)
Represents DSUs granted to Mr. Zimmer on April 3, 2013, which were cancelled on June 18, 2013 (the last day of Mr. Zimmer's employment with the Company).
(15)
Includes $14,614, $32,478 and $28,978 paid in 2013, 2012, and 2011, respectively, as a result of imputed income in connection with insurance premiums (see "Life Insurance Agreement"); $0, $0 and $21,414 paid in 2013, 2012, and 2011, respectively, in related tax gross up payments (such related tax gross up payments were discontinued beginning in 2012); $63,587, $295,452 and $284,168 paid in 2013, 2012, and 2011, respectively, in incremental cost for George Zimmer's personal use of the corporate aircraft; $143,207, $522,786 and $243,730 paid in 2013, 2012, and 2011, respectively, for lost Company tax benefits from disallowed deductions associated with George Zimmer's personal use of the corporate aircraft; $37,687 paid in 2011 as a result of forfeitures and dividend allocations with respect to George Zimmer's account under our former ESOP; and $10,000 paid in each of 2013, 2012 and 2011 in connection with the annual license fee to the George Zimmer 1988 Living Trust (see "Certain Relationships and Related Transactions – Transactions with Related Persons"). Mr. Zimmer ceased to be Executive Chairman of the Company effective on June 18, 2013.

Employment Agreements

  Douglas S. Ewert

          In anticipation of his appointment as Chief Executive Officer of the Company, on April 13, 2011, we entered into an employment agreement with Doug Ewert, President and Chief Executive Officer of the Company. The initial term of Mr. Ewert's employment agreement is for a period of three years and thereafter shall automatically be extended for successive twelve-month periods unless either we or Mr. Ewert gives written notice of an election not to extend the employment agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period. Under Mr. Ewert's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Ewert an annual base salary of at least $605,000;

  •
  provide Mr. Ewert an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board of Directors or a committee thereof; provided, that Mr. Ewert's target bonus shall not be less than $600,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine) and the actual bonus paid to Mr. Ewert in each fiscal year shall not be less than an amount equal to $1,005,000 minus all other cash compensation paid to Mr. Ewert for such fiscal year;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives; and

  •
  on the first day of Mr. Ewert's employment as Chief Executive Officer and President (which was June 15, 2011), issue to him 100,000 DSUs, which shall vest in two equal installments of 33,333 units on the first and second anniversary dates of the date of grant and in an installment of 33,334 units on the third anniversary date of the date of grant, provided that Mr. Ewert's employment with

The Men's Wearhouse, Inc. 2014 Proxy Statement

    us has not terminated prior to the applicable vesting date; additionally, Mr. Ewert shall receive annual awards of restricted stock, DSUs, or stock options, or some combination thereof, having a value equal to at least $1,000,000.

        We may terminate Mr. Ewert's employment under his employment agreement for "cause". Under Mr. Ewert's employment agreement, "cause" is limited to Mr. Ewert's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Ewert for cause, or if Mr. Ewert terminates his employment with us without "good reason" (as defined below) or he chooses not to renew his employment agreement at the end of the current term or any extended term, we will pay all amounts owed to Mr. Ewert under his employment agreement through the date of termination and any other benefits which may be owing in accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Ewert's employment without "cause" or Mr. Ewert terminates his employment for "good reason" or if we notify Mr. Ewert that we do not intend to extend his employment under his employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment of all amounts owed through the date of termination,

  ·
  a lump sum payment in cash equal to Mr. Ewert's full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates, and

  ·
  a lump sum payment in cash equal to two times the target bonus, also to be paid on the April 15th immediately following the end of our fiscal year bonus period to which the target bonus relates;

  •
  Mr. Ewert will continue to receive his annual base salary through the two year anniversary of the termination date; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        Under Mr. Ewert's employment agreement, "good reason" means:

  •
  a material reduction in Mr. Ewert's status, title, position or responsibilities;

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  a reduction in Mr. Ewert's annual base salary below $605,000 or annual cash compensation below $1,005,000;

  •
  a reduction in the value of Mr. Ewert's annual equity grants below $1,000,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Ewert's employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Ewert's employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

  provided, however, that no termination shall be for good reason until Mr. Ewert has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Ewert, during which we have failed to cure any such alleged conduct.

        If Mr. Ewert's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Ewert's estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's death and (B) any accrued vacation pay earned by Mr. Ewert, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Ewert's death divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        If Mr. Ewert's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Ewert:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Ewert's termination of employment and (B) any accrued vacation pay earned by Mr. Ewert, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including his termination date divided by the total number of days in our fiscal year multiplied by Mr. Ewert's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Ewert immediately prior to his termination date that would have vested if his employment continued for two years after the

The Men's Wearhouse, Inc. 2014 Proxy Statement

    termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Ewert immediately prior to his termination date that would have lapsed if his employment continued for two years after the termination date shall be removed.

        If Mr. Ewert's employment agreement is terminated (1) as a result of his death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by Mr. Ewert for good reason, we shall arrange to provide Mr. Ewert and his spouse and eligible dependents who were covered under our group health plan on the date of his termination and who in the case of eligible dependents continue to be eligible dependents, group health plan coverage until Mr. Ewert reaches age 65, or in the case of a termination as a result of Mr. Ewert's death or permanent disability, until Mr. Ewert's spouse reaches age 65. Such coverage will be substantially similar to that provided to our executive officers during such period and at the same cost as if Mr. Ewert remained an executive officer of the Company during such period. Subject to Mr. Ewert's group health plan coverage continuation rights under section 4980B of the Internal Revenue Code, the continuation of medical benefits shall be reduced to the extent benefits of the same type are received by Mr. Ewert, his spouse, or any eligible dependent from any other person during such period.

        Certain of the payments to be made to Mr. Ewert under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Ewert has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement (other than the continuation of medical benefits).

        Finally, Mr. Ewert's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Ewert, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Ewert under his employment agreement or (B) cash bonuses paid to Mr. Ewert by us on or after the date of his employment agreement, or equity awards granted to Mr. Ewert by us that vest, on or after the date of his employment agreement will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or an act of dishonesty in the course of Mr. Ewert's employment with us or any of our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Ewert knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us or any of our affiliates to which Mr. Ewert is a party and such action materially and adversely affected us.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Jon W. Kimmins

        In connection with the appointment of Jon W. Kimmins as Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer of the Company, we entered into an employment agreement with Mr. Kimmins, effective as of April 1, 2013. The initial term of Mr. Kimmins's employment agreement shall be for a period of one year and thereafter shall automatically be extended for successive twelve-month periods unless we or Mr. Kimmins gives written notice of an election not to extend the employment agreement not less than 180 days prior to the end of the initial employment period and 90 days prior to the end of any extended employment period. Under Mr. Kimmins's employment agreement, we agreed, among other things, to:

  •
  pay Mr. Kimmins an annual base salary of $450,000;

  •
  pay Mr. Kimmins a one-time signing bonus in the amount of $200,000; provided that in the event that Mr. Kimmins does not remain continually employed with the Company, for any reason other than layoff or reduction in force, through March 31, 2015, Mr. Kimmins will be required to pay back the signing bonus to us on a pro rata basis (i.e., each full month of employment will reduce the amount to be repaid by one twenty-fourth (1/24)) and we may offset any such repayment owed against any amounts owed by us to Mr. Kimmins;

  •
  provide Mr. Kimmins an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Kimmins's target bonus shall not be less than $450,000 for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine), provided that the actual bonus paid for the fiscal year ended February 1, 2014 shall not be less than $225,000;

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives;

  •
  issue (a) DSUs having a fair market value equal to $1,000,000 (with the actual number of DSUs to be determined based on the closing price per share of our Common Stock as reported by the NYSE on the date of grant), to vest annually over a period of 5 years in equal, pro rata installments and (b) stock options having a fair market equal to $250,000 on the date of grant, to vest annually over a period of 3 years in equal, pro rata installments; and

  •
  pay reasonable relocation costs, up to a maximum of $30,000, and reasonable costs for temporary housing from April 1, 2013 until September 30, 2013.

        We may terminate Mr. Kimmins's employment under his employment agreement for "cause". Under Mr. Kimmins's employment agreement, "cause" is limited to Mr. Kimmins's:

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property or through fraud;

  •
  material breach or default of his obligations or agreements under his employment agreement or any other agreement with us containing restrictive covenants or willful failure to follow in any material respect the lawful directions or policies of the Board; or

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Kimmins for cause, or if Mr. Kimmins terminates his employment with us without "good reason" (as defined below) or he chooses not to renew his employment agreement at the end of the current term or any extended term, we will pay all amounts owed to Mr. Kimmins under his employment agreement through the date of termination and any other benefits which may be owing in accordance with our policies or applicable law, which will satisfy all of our obligations under his employment agreement.

        If we terminate Mr. Kimmins's employment without "cause" or Mr. Kimmins terminates his employment for "good reason" or if we notify Mr. Kimmins that we do not intend to extend his employment under the employment agreement at the end of the current term or any extended term, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment of all amounts owed through the date of termination,

  ·
  a lump sum payment in cash equal to Mr. Kimmins's full target bonus for our fiscal year ending contemporaneously with or immediately following the date of termination, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such target bonus relates, and

  ·
  an additional lump sum payment in cash equal to the target bonus, to be paid on the April 15th immediately following the end of our fiscal year bonus period to which the target bonus relates;

  •
  Mr. Kimmins will continue to receive his annual base salary through the first year anniversary of the termination date; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        Under Mr. Kimmins's Employment Agreement, "good reason" means:

  •
  a material reduction in Mr. Kimmins's status, title, position or responsibilities;

  •
  a reduction in Mr. Kimmins's annual base salary below $450,000;

  •
  any material breach by us of the employment agreement;

  •
  any purported termination of Mr. Kimmins's employment for cause which does not comply with the terms of the employment agreement; or

  •
  a mandatory relocation of Mr. Kimmins's employment with us more than twenty-five (25) miles from the office of the Company where he is principally employed and stationed as of the date of the employment agreement, except for travel reasonably required in the performance of his duties and responsibilities;

  provided, however, that no termination shall be for good reason until Mr. Kimmins has provided us with written notice of the conduct alleged to have caused good reason and at least thirty (30) days have elapsed after our receipt of such written notice from Mr. Kimmins, during which we have failed to cure any such alleged conduct.

The Men's Wearhouse, Inc. 2014 Proxy Statement

        If Mr. Kimmins's employment is terminated as a result of his death, then, in addition to any other benefits which may be owing in accordance with our plans and policies, we will be required to:

  •
  pay to Mr. Kimmins's estate:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins's death and (B) any accrued vacation pay earned by Mr. Kimmins, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including the date of Mr. Kimmins's death divided by the total number of days in our fiscal year multiplied by Mr. Kimmins's bonus earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such death occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins's employment is terminated because of his permanent disability, then, in addition to any other benefits which may be owing in accordance with our plans and policies:

  •
  we will be required to pay Mr. Kimmins:

  ·
  a lump sum payment in cash equal to (A) annual base salary earned through the date of Mr. Kimmins's termination of employment and (B) any accrued vacation pay earned by Mr. Kimmins, and

  ·
  a lump sum payment in cash equal to the number of days in our fiscal year up to and including his termination date divided by the total number of days in our fiscal year multiplied by Mr. Kimmins's bonus earned for our fiscal year ending contemporaneously with or immediately following the termination date as reasonably determined by the Board or a committee thereof after the end of our fiscal year in which such termination occurs in accordance with the Board's determination policies then in effect; and

  •
  all options to acquire securities of the Company held by Mr. Kimmins immediately prior to his termination date that would have vested if his employment continued for one year after the termination date shall become fully exercisable, and all restrictions on any restricted stock or DSUs of the Company held by Mr. Kimmins immediately prior to his termination date that would have lapsed if his employment continued for one year after the termination date shall be removed.

        If Mr. Kimmins's employment agreement is terminated (1) as a result of Mr. Kimmins's death or permanent disability, or (2) by us without cause or by our non-renewal of his employment agreement or (3) by Mr. Kimmins for good reason, we shall pay Mr. Kimmins's COBRA health benefits premium for an 18-month period following his termination; provided, however, that such benefits shall be reduced to the extent health benefits are received by Mr. Kimmins, his spouse or any eligible dependent from any other person during such period and Mr. Kimmins will be required to use any medical insurance provided by a new employer, if available, during such 18-month period.

        Certain of the payments to be made to Mr. Kimmins under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code.

        Under his employment agreement, Mr. Kimmins has agreed not to compete with us during the term thereof and for any period in which he is receiving payments or benefits from us under his employment agreement (other than the continuation of medical benefits).

The Men's Wearhouse, Inc. 2014 Proxy Statement

        Finally, Mr. Kimmins's employment agreement provides that in the event that (i) prior to a Change in Control of the Company, the Board determines by a majority vote, or (ii) following a Change in Control of the Company, a court of competent jurisdiction determines by a final, non-appealable order, that Mr. Kimmins, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect us, then some or all (A) benefits payable or to be provided, or previously paid or provided, to Mr. Kimmins under his employment agreement or (B) cash bonuses paid to Mr. Kimmins by us on or after the date of his employment agreement, or equity awards granted to Mr. Kimmins by us that vest, on or after the date of his employment agreement will be forfeited to us on such terms as determined by the Board or the final, non-appealable order of a court of competent jurisdiction. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony or an act of dishonesty in the course of Mr. Kimmins's employment with us or our affiliates;

  •
  knowingly causing or assisting in causing us or one of our subsidiaries to engage in criminal misconduct;

  •
  if Mr. Kimmins knew or should have known in the reasonable exercise of his duties that we were publicly releasing financial statements of the Company that were materially misstated and misleading;

  •
  disclosing trade secrets of the Company or an affiliate and such action materially and adversely affected us; or

  •
  violating the terms of any non-competition, non-disclosure or similar agreement with respect to us or any of our affiliates to which Mr. Kimmins is a party and such action materially and adversely affected us.

David H. Edwab

        On February 25, 2014, we entered into a Sixth Amended and Restated Employment Agreement with David H. Edwab, Vice Chairman of the Company, for a term extending through February 6, 2015. Under Mr. Edwab's employment agreement we agreed, among other things, to:

  •
  pay Mr. Edwab an annual salary of $420,000;

  •
  provide Mr. Edwab an opportunity to earn an annual cash bonus each fiscal year in accordance with the terms of our annual cash bonus program for executive officers for such fiscal year based on the achievement of performance objectives as may be established from time to time by our Board or a committee thereof; provided, that Mr. Edwab's target bonus shall not be less than 100% of his salary for any given year (though the actual bonus paid may be greater or lesser than the target bonus and shall be determined consistent with the criteria set for our other senior management executives by the Board or a committee thereof, based on such factors as it may determine) and for purposes of the bonus to be paid in 2015 for the year ended January 31, 2015, the maximum discretionary amount shall be equal to one-half of his target bonus and he shall be paid 100% of the maximum discretionary amount; and

  •
  provide life, accident, disability and health insurance coverage, and certain other benefits provided to our senior management executives.

        In addition, on April 3, 2013, we issued Mr. Edwab (i) 20,000 DSUs, the vesting of which is time-based and shall vest annually over a period of four years in equal, pro rata installments and (ii) 20,000 DSUs, the vesting of which is performance-based and shall vest annually over a period of four years if the specified performance criteria are achieved. If Mr. Edwab remains employed by us through February 5, 2015 as contemplated by his employment agreement, then notwithstanding the terms of the award agreements related to such DSU grants, the portion of the DSUs that were scheduled to vest on

The Men's Wearhouse, Inc. 2014 Proxy Statement

April 13, 2015 will vest on February 5, 2015, or in the case of the performance-based DSUs, to the extent that the requisite targets for such period have been met as contemplated by the underlying award agreement. Mr. Edwab will forfeit the remaining DSUs effective as of February 6, 2015.

        Except as described above, Mr. Edwab will not be entitled to receive any future equity awards pursuant to his employment agreement.

        With respect to the 96,800 shares of restricted stock issued to Mr. Edwab on February 5, 2011 pursuant to terms of his fourth amended and restated employment agreement, which vest in equal numbers of 19,360 on each February 5th in 2012 through 2016, in the event Mr. Edwab's employment with us is terminated other than for "cause" or by reason of his voluntary termination, a number of unvested shares of such restricted stock shall immediately vest equal to 19,360 times a fraction the numerator of which shall be the sum of (i) the number of days from and including the most recent February 6 to and including the termination date of his employment and (ii) the lesser of 730 or the number of days from the date of his termination to and including the second following February 5, and the denominator of which shall be 365. Any other unvested shares of restricted stock shall immediately terminate and be of no further force or effect. Mr. Edwab will forfeit the shares of restricted stock that have not vested as of February 6, 2015.

        We may terminate Mr. Edwab's employment under his employment agreement for "cause", in which event we will pay all amounts owed to Mr. Edwab under his employment agreement through the date of termination, which will satisfy all of our obligations under his employment agreement. Under Mr. Edwab's employment agreement, "cause" is limited to Mr. Edwab's

  •
  conviction of or a plea of nolo contendere to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal);

  •
  willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities after 30 days written notice and an opportunity to cure;

  •
  material breach of fiduciary duty to us through the misappropriation of Company funds or property; or

  •
  unauthorized absence from work (other than for sick leave or personal disability) for a period of 60 working days or more during a period of 90 working days.

        If we terminate Mr. Edwab's employment without "cause" or Mr. Edwab terminates his employment for "good reason" (defined below), then:

  •
  we will be required to pay Mr. Edwab all amounts owed through the date of termination,

  •
  Mr. Edwab will receive installment payments of $437,500 per quarter for two years following the date of his termination and

  •
  until Mr. Edwab and his spouse become eligible for coverage under Medicare, we will be required to arrange to provide Mr. Edwab and his spouse medical insurance benefits.

        Under Mr. Edwab's employment agreement, "good reason" means

  •
  removal, without Mr. Edwab's written consent, from the office of Vice Chairman of the Board or a material reduction in his authority or responsibilities (other than a removal for "cause") or

  •
  we otherwise commit a material breach of the employment agreement.

        If Mr. Edwab's employment is terminated as a result of his death, then we will be required to:

  •
  pay to Mr. Edwab's estate all amounts owed to Mr. Edwab through the date of termination and an amount equal to the employer contributions that would have been credited to Mr. Edwab's retirement accounts under certain of the Company's plans until the earlier of February 6, 2017 or

The Men's Wearhouse, Inc. 2014 Proxy Statement

    two years following the date of Mr. Edwab's death (provided we are still making employer contributions to any such plan on the date of his death),

  •
  pay to Mr. Edwab's estate an amount equal to the number of days in our fiscal year up to and including the date of Mr. Edwab's death divided by the total number of days in our fiscal year multiplied by the bonus Mr. Edwab would have earned for our fiscal year ending contemporaneously with or immediately following the date of his death as reasonably determined by the Board of Directors or a committee thereof after the end of our fiscal year in which such death occurs, with such payment to be paid on the April 15th immediately following the end of our fiscal year bonus period to which such Bonus relates, and

  •
  arrange to provide Mr. Edwab's spouse medical insurance benefits until the date on which his spouse would have become eligible for coverage under Medicare.

        If Mr. Edwab's employment is terminated because of his permanent disability, then:

  •
  we will be required to pay Mr. Edwab:

  ·
  all amounts owed through the date of termination,

  ·
  an amount equal to the monthly life insurance premiums applicable to Mr. Edwab's coverage though the Company's life insurance plan through the earlier of February 6, 2017 or two years following the date of termination,

  ·
  an amount equal to the number of days in our fiscal year up to and including the date of Mr. Edwab's termination date divided by the total number of days in our fiscal year multiplied by the bonus that Mr. Edwab would have earned for our fiscal year ending contemporaneously with or immediately following the date of his termination as reasonably determined by the Board of Directors or a committee thereof after the end of our fiscal year in which such termination occurs and

  ·
  an amount equal to the employer contributions that would have been credited to Mr. Edwab's retirement accounts under certain of the Company's plans until the earlier of February 6, 2017 or two years following the date of termination (provided we are still making employer contributions to any such plan on the date of termination),

  •
  Mr. Edwab will continue to receive his annual salary to which he is entitled under his employment agreement until the earlier of February 6, 2017 or two years following the date of termination and

  •
  until Mr. Edwab and his spouse become eligible for coverage under Medicare, we will be required to arrange to provide Mr. Edwab and his spouse medical insurance benefits.

        If Mr. Edwab's employment terminates on February 6, 2015 in accordance with the terms of his employment agreement, then:

  •
  thereafter and until Mr. Edwab and his spouse become eligible for coverage under Medicare, we will be required to arrange to provide Mr. Edwab and his spouse medical insurance benefits;

  •
  for a two year period beginning on February 6, 2015, we will make quarterly installment payments of $437,500 to Mr. Edwab;

  •
  for a two year period beginning on February 6, 2015, Mr. Edwab will provide up to ten hours a month of consulting services to us (any hours in excess of ten hours a month to be compensated at $750 per hour); and

  •
  we will provide Mr. Edwab with eight hours per week of administrative services.

  •
  Mr. Edwab has also agreed to continue to serve out his full term as a director and non-executive Vice Chairman of the Company (assuming he is elected by the shareholders at this meeting)

The Men's Wearhouse, Inc. 2014 Proxy Statement

    without any additional compensation and, for a period of two years after this annual meeting, if requested to do so by the Board of Directors (and elected by the shareholders at the relevant annual meeting), Mr. Edwab has agreed to continue to serve on the Board of Directors and as non-executive Vice Chairman, provided, that, he will be compensated on the same basis as a non-employee director during any such subsequent periods in which he continues to serve on the Board of Directors.

        Certain of the payments to be made to Mr. Edwab under his employment agreement may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. In addition, to the extent that a Change in Control occurs during the term of Mr. Edwab's employment agreement and any obligations under his employment agreement remain in effect, Mr. Edwab will be entitled to receive the greater of his benefits under his employment agreement and his change in control agreement (for a discussion of the terms of his change in control agreement, see "– Potential Payments Upon Termination or Change in Control – Change in Control Agreements").

        Under his employment agreement, Mr. Edwab has agreed not to compete with us during the term thereof and for a period of one year thereafter. However, Mr. Edwab may render services for compensation and engage in other business activities; provided, that (i) rendering such services or engaging in such activities does not violate the non-competition provisions of his employment agreement and (ii) Mr. Edwab must continue to devote more of his working time to us than to any other single business or group of related businesses.

James E. Zimmer

        We entered into a transition agreement with James E. Zimmer whereby, effective as of November 7, 2013, James Zimmer agreed to serve the Company in an advisory capacity through April 15, 2014. Pursuant to the terms of the agreement, he remained an employee through such date but no longer served as Senior Vice President, Merchandising. During the remaining term of his employment, he continued to receive his weekly salary but was no longer eligible to participate in the annual cash bonus program. Under the agreement, the Company agreed to pay James Zimmer up to two years of severance pay in monthly installments of $38,333, provided that he has not breached the terms of the agreement, including his agreements not to compete with, not to solicit employees from, and not to disparage us or any of our subsidiaries or affiliates for a period of two years after his separation from the Company, and to maintain the confidentiality of Company information.

Life Insurance Agreement

        In June 2006, we entered into a life insurance agreement with George Zimmer pursuant to which we granted to Mr. Zimmer the right to select the settlement option for payment of the death benefits and the beneficiaries to receive certain of the proceeds to be paid upon his death under a $4,000,000 policy which we maintain on his life. We will continue to pay the premiums due on this policy. We are the sole owner of the policy and at the time of George Zimmer's death we have the right to receive a portion of the death benefit equal to the greater of the total amount of the premiums paid under the policy or the cash value of the policy (excluding certain charges and reductions, including but not limited to indebtedness outstanding against such policy and interest related thereto). Following his termination, Mr. Zimmer was provided the opportunity but chose not to purchase the policy; therefore, we have elected to keep such policy in effect, allowing the premiums to be paid from the existing cash surrender value, and in the event of Mr. Zimmer's death we will be entitled to receive the proceeds of the policy.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Employee Equity Incentive Plans

        We maintain The Men's Wearhouse, Inc. 2004 Long-Term Incentive Plan (the "2004 Plan") for the benefit of our full-time key employees. Under the 2004 Plan, awards covering up to 4,610,059 shares of our Common Stock may be granted. The 2004 Plan is administered by the Compensation Committee and provides for the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, DSUs, performance stock awards, performance units, cash-based awards, and other stock-based awards. The individuals eligible to participate in the 2004 Plan are those full-time key employees, including officers and employee directors, as the committee may determine from time to time.

Grants of Plan-Based Awards Table

        The following table sets forth certain information regarding grants of plan-based awards made during the fiscal year ended February 1, 2014 to each of the Named Executive Officers:

									All Other Stock Awards: Number of Shares of Stock or Units (#)(3)		All Other Option Awards: Number of Securities Under-lying Options (#)			Grant Date Fair Value of Stock and Option Awards ($)(4)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards								Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)(2)	Threshold ($)	Target ($)	Maximum ($)
Douglas S. Ewert	4/3/2013 4/3/2013 4/3/2013	— — —	— — —	1,250,000 — —	— — —	— — —	— — 37,776	(6)	— 22,665 —	(5)	— — —		— — —	— 749,985 1,250,008
Jon W. Kimmins	4/3/2013 4/3/2013 4/3/2013	— — —	— — —	450,000 — —	— — —	— — —	— — —		— 30,221 —	(7)	— — 19,080	(8)	— — 33.09	— 1,000,013 249,996
Diana M. Wilson	4/3/2013 4/3/2013	— —	— —	200,000 —	— —	— —	— —		— 6,497	(9)	— —		— —	— 214,986
David H. Edwab	4/3/2013 4/3/2013 4/3/2013	— — —	— — —	420,000 — —	— — —	— — —	— — 20,000	(11)	— 20,000 —	(10)	— — —		— — —	— 661,800 661,800
Mary Beth Blake	4/3/2013 4/3/2013	— —	— —	300,000 —	— —	— —	— 7,555	(6)	— —		— —		— —	— 249,995
Scott Norris	4/3/2013 4/3/2013 4/3/2013	— — —	— — —	200,000 — —	— — —	— — —	— — 2,720	(6)	— 4,533 —	(5)	— — —		— — —	— 149,997 90,005
George Zimmer	4/3/2013 4/3/2013 4/3/2013	— — —	— — —	300,000 — —	— — —	— — —	— — 15,110	(13)	— 15,110 —	(12)	— — —		— — —	— 499,990 499,990
James E. Zimmer	4/3/2013 4/3/2013	— —	— —	100,000 —	— —	— —	— —		— 12,088	(5)	— —		— —	— 399,992

(1)
Represents the date when the Compensation Committee approved the targets for the executive officers' annual cash incentive bonus program or approved the equity grant to such Named Executive Officer.
(2)
Relates to our ongoing bonus program in which executive officers participate annually. For 2013, the program criteria were modified from prior years and were based on: (i) the Company achieving certain diluted earnings per share goals and (ii) the executive officer achieving personal non-financial performance objectives. The first criterion is quantitative, while the second criterion is subjective. Each criterion carries equal weight and accounts for one half of the possible payout. Three thresholds exist which allow for the payout of 25%, 50% or 100% of the half of the bonus attributable to the financial criterion, with allowance for a pro rata payout for performance between such targets. The maximum annual bonus payout possible for a Named Executive Officer under our non-equity performance program varies by individual, with a highest possible payout of $1,250,000 for fiscal 2013. The qualitative assessment of each Named Executive Officer's individual performance is made by the Compensation Committee and is based primarily on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself. The Compensation Committee may at its discretion determine the appropriate percentage (ranging from 0% to the full 100%) to be paid out with respect to the half of the bonus attributable to the

The Men's Wearhouse, Inc. 2014 Proxy Statement

  personal performance objectives. For actual amounts paid to the Named Executive Officers pursuant to these grants under the 2013 bonus program, see the column titled "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table. Neither George Zimmer nor James Zimmer remained eligible to receive any bonus amounts under the bonus program as of February 1, 2014.

(3)
Each DSU award includes a right to receive dividend equivalents, which will be credited to a DSU when dividends are paid to our shareholders, but will not be paid out unless and until the underlying DSU award is earned. If a grant is cancelled, the recipient will not receive any dividend equivalents with respect to such DSU award.
(4)
Represents aggregate grant date fair value of award computed in accordance with FASB ASC topic 718. The value of deferred stock units subject to performance-based vesting conditions has been determined assuming the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award. These values exclude the accounting effect of any estimate of future service-based forfeitures and do not necessarily correspond to the actual level that might be realized by the Named Executive Officers. For additional information, including a discussion of the assumptions used to calculate these values, see Note 10 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 1, 2014.
(5)
Represents DSUs granted to these individuals on April 3, 2013. Each grant vests in equal installments on each of April 13, 2014, 2015 and 2016.
(6)
Represents performance-based DSUs granted to these individuals on April 3, 2013. Each grant vests in equal installments on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(7)
Represents DSUs granted to Mr. Kimmins on April 3, 2013. The grant vests in equal installments on each of April 13, 2014, 2015, 2016, 2017 and 2018.
(8)
Represents stock options granted to Mr. Kimmins on April 3, 2013. The grant vests in equal installments on each of April 13, 2014, 2015 and 2016.
(9)
Represents DSUs granted to Ms. Wilson on April 3, 2013. The grant vests on April 13, 2014.
(10)
Represents DSUs granted to Mr. Edwab on April 3, 2013. The grant vests in equal installments on each of April 13, 2014, 2015, 2016 and 2017.
(11)
Represents performance-based DSUs granted to Mr. Edwab on April 3, 2013. The grant vests in equal installments on each of April 13, 2014, 2015, 2016 and 2017, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreement) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(12)
Represents DSUs granted to Mr. Zimmer on April 3, 2013. The grant was cancelled on June 18, 2013, the last day of Mr. Zimmer's employment with the Company.
(13)
Represents performance-based DSUs granted to Mr. Zimmer on April 3, 2013. The grant vests in equal installments on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary." The grant was cancelled on June 18, 2013, the last day of Mr. Zimmer's employment with the Company.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes certain information regarding equity awards outstanding and held by each of the Named Executive Officers as of the end of the fiscal year ended February 1, 2014:

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Douglas S. Ewert	60,000 10,999 28,578 9,684 — — — — —	(2) (4) (6) (8)	40,000 44,006 14,289 19,369 — — — — —	(3) (5) (7) (9)	— — — — — — — — —	41.33 22.72 27.94 40.13 — — — — —	11/16/2017 3/28/2018 4/6/2021 2/27/2022 — — — — —	— — — — — 5,965 33,334 8,307 22,665	(7) (11) (12) (13)	— — — — — 286,559 1,601,365 399,068 1,088,827	— — — — 37,776 — — — —	(10)	— — — — 1,814,759 — — — —
Jon W. Kimmins	— —		19,080 —	(14)	— —	33.09 —	4/3/2023 —	— 30,221	(15)	— 1,451,817	— —		— —
Diana M. Wilson	25,000 3,000 — —	(16) (17)	— — — —		— — — —	22.72 17.62 — —	3/28/2018 4/14/2019 — —	— — 12,000 6,497	(18) (7)	— — 576,480 312,116	— — — —		— — — —
David H. Edwab	— — —		— — —		— — —	— — —	— — —	20,000 58,080 —	(19) (20)	960,800 2,790,163 —	— — 20,000	(21)	— — 960,800
Mary Beth Blake	20,000 —	(22)	50,000 — —	(23)	— — —	24.66 — —	5/19/2018 — —	— — 25,000	(25)	— — 1,201,000	— 7,555 —	(24)	— 362,942 —
Scott Norris	25,000 6,859 2,905 — — — —	(16) (26) (8)	— 3,429 5,811 — — — —	(7) (27)	— — — — — — —	22.72 27.94 40.13 — — — —	3/28/2018 4/6/2021 3/27/2022 — — — —	— — — — 1,432 2,492 4,533	(7) (29) (30)	— — — — 68,793 119,716 217,765	— — — 2,720 — — —	(28)	— — — 130,669 — — —
George Zimmer	—		—		—	—	—	—		—	—		—
James E. Zimmer	— — —		— — —		— — —	— — —	— — —	3,333 6,646 12,088	(7) (31) (32)	160,117 319,274 580,708	— — —		— — —

(1)
Based on the closing price of $48.04 per share for our Common Stock on the NYSE on January 31, 2014, which was the last trading day of our fiscal year and, in the case of deferred stock units subject to performance-based vesting conditions included under the Equity Incentive Plan Awards columns, assumes the achievement of the performance conditions on the date of grant, which also is the maximum that can be earned under the performance award.
(2)
The award vested on November 16, 2008, 2009, 2010, 2011, 2012 and 2013.
(3)
The award vests as follows: 10,000 options annually on each of November 16, 2014, 2015 and 2016 and 10,000 options on October 16, 2017.
(4)
The award vested on March 28, 2013.
(5)
The award vests as follows: 10,999 options annually on each of March 28, 2014, 2015 and 2016 and 11,009 options on March 28, 2017.

The Men's Wearhouse, Inc. 2014 Proxy Statement

(6)
The award vested on April 13, 2012 and 2013.
(7)
The award vests on April 13, 2014.
(8)
The award vested on April 13, 2013.
(9)
The award vests as follows: 9,685 options on April 13, 2014 and 9,684 options on April 13, 2015.
(10)
The award vests as follows: 12,592 units annually on each of April 13, 2014, 2015 and 2016, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(11)
The award vests on June 15, 2014.
(12)
The award vests as follows: 4,154 units on April 13, 2014 and 4,153 options on April 13, 2015.
(13)
The award vests as follows: 7,555 units annually on each of April 13, 2014, 2015 and 2016.
(14)
The award vests as follows: 6,360 options annually on each of April 13, 2014, 2015 and 2016.
(15)
The award vests as follows: 6,044 units annually on each of April 13, 2014, 2015, 2016 and 2017, and 6,045 units on April 13, 2018.
(16)
The award vested on March 28, 2009, 2010, 2011, 2012 and 2013.
(17)
The award vested on April 14, 2010.
(18)
The award vests on August 1, 2014.
(19)
The award vests as follows: 5,000 units annually on each of April 13, 2014, 2015, 2016 and 2017.
(20)
The award vests as follows: 19,360 shares annually on each of February 5, 2014, 2015 and 2016.
(21)
The award vests as follows: 5,000 units annually on each of April 13, 2014, 2015, 2016 and 2017, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(22)
The award vested on May 19, 2012 and 2013.
(23)
The award vests as follows: 10,000 options annually on each of May 19, 2014, 2015, 2016 and 2017 and 10,000 options on December 19, 2017.
(24)
The award vests as follows: 2,518 units annually on each of April 13, 2014 and 2015 and 2,519 units on April 13, 2016, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(25)
The award vests as follows: 5,000 units annually on each of April 13, 2014, 2015, 2016, 2017 and 2018.
(26)
The award vested on April 13, 2012 and 2013.
(27)
The award vests as follows: 2,906 options on April 13, 2014 and 2,905 options on April 13, 2015.
(28)
The award vests as follows: 907 units annually on each of April 13, 2014 and 2015 and 906 units on April 13, 2016, subject to meeting annual performance requirements tied to growth in EBIT (as defined in the award agreements) in relation to sales over the vesting period. For further discussion, see "Compensation Discussion and Analysis – Executive Summary."
(29)
The award vests as follows: 1,246 units annually on each of April 13, 2014 and 2015.
(30)
The award vests as follows: 1,511 units annually on each of April 3, 2014, 2015 and 2016.
(31)
The award vests as follows: 3,323 units annually on each of April 13, 2014 and 2015.
(32)
The award vests as follows: 4,029 options on each of April 13, 2014 and 2015, and 4,030 options on April 13, 2016.

Option Exercises and Stock Vested Table

        The following table sets forth the amount realized (before any tax withholding) by each of the Named Executive Officers regarding the exercise of options and the vesting of restricted stock awards and DSUs during the fiscal year ended February 1, 2014:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Douglas S. Ewert	—	—	43,451	1,577,737
Jon W. Kimmins	—	—	—	—
Diana M. Wilson	4,750	113,240	5,358	185,387
David H. Edwab	—	—	19,360	581,381
Mary Beth Blake	—	—	5,000	173,000
Scott Norris	—	—	2,678	92,659
George Zimmer	—	—	—	—
James E. Zimmer	37,000	848,174	6,656	230,298

The Men's Wearhouse, Inc. 2014 Proxy Statement

Pension Benefits

        We currently have no defined benefit pension plans.

Nonqualified Deferred Compensation

        We currently have no defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change in Control

General

        We have entered into Change in Control agreements with our executive officers, including the Named Executive Officers, which entitle the executives to receive certain benefits in the event that a Change in Control occurs and the executive's employment with the Company is terminated after the occurrence of that Change in Control. The agreements terminate on the first to occur of (a) the executive's death or disability, (b) the termination of the executive's employment with the Company, or (c) the end of the last day of (i) the current two-year period which runs through May 15, 2015 (or any period for which the term shall have been automatically extended) if no Change in Control shall have occurred during that two-year period or (ii) the two-year period beginning on the date on which a Change in Control occurred if a Change in Control of the Company shall have occurred during the applicable two-year period; provided, however, that, if the agreement has not terminated due to the executive's death or disability and we have not given the executive notice at least 90 days before any applicable expiration date that the term will expire on such expiration date, then the term of the agreement shall be automatically extended for successive two-year periods.

        The Change in Control agreements do not limit or otherwise affect any rights an executive may have under any other contract or agreement with the Company or any of our affiliates. Amounts which are vested benefits or which the executive is otherwise entitled to receive under any plan, program, policy, or practice of or provided by, or any contract or agreement with, the Company or any of our affiliates at or subsequent to the date of termination of the executive's employment with the Company shall be payable or otherwise provided in accordance with such plan, program, policy, or practice or contract or agreement except as explicitly modified by the executive's Change in Control agreement.

        Pursuant to the agreements, a "Change in Control" occurs when:

  •
  the individuals who (i) are members of the Board of Directors at the time the Change in Control agreement was entered into or (ii) who become members of the Board of Directors thereafter, whose appointment or election by the Board of Directors or nomination for election by our shareholders is approved or recommended by a vote of at least two-thirds of the then serving incumbent directors and whose initial assumption of service on the Board of Directors is not in connection with an actual or threatened election contest (the "Incumbent Directors") cease for any reason to constitute a majority of the members of the Board of Directors;

  •
  a merger, consolidation or similar transaction (a "merger") of the Company with another entity is consummated, unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities outstanding immediately prior to such merger own, directly or indirectly, more than 50% of the combined voting power of the voting securities of either the surviving entity or the parent of the surviving entity outstanding immediately after such merger; and

The Men's Wearhouse, Inc. 2014 Proxy Statement

    ·
    the individuals who comprise the Board of Directors immediately prior to such merger constitute a majority of the board of directors or other governing body of either the surviving entity or the parent of the surviving entity;

  •
  a merger of a wholly-owned subsidiary with another entity (other than an entity in which we own, directly or indirectly, a majority of the voting and equity interest) is consummated if the gross revenues of such wholly-owned subsidiary (including the entities wholly-owned directly or indirectly by such wholly-owned subsidiary) for the twelve-month period immediately preceding the month in which the merger occurs equal or exceed 30% of our consolidated gross revenues reported by us on our consolidated financial statements for such period;

  •
  any person, other than a Specified Owner (as defined in the agreement), becomes a beneficial owner, directly or indirectly, of our securities representing 30% or more of the combined voting power of our then outstanding voting securities;

  •
  a sale, transfer, lease or other disposition of all or substantially all of the assets of the Company is consummated (an "Asset Sale"), unless:

  ·
  the individuals and entities who were the beneficial owners of our voting securities immediately prior to such Asset Sale own, directly or indirectly, more than 50% of the combined voting power of the voting securities of the entity that acquires such assets in such Asset Sale or its parent immediately after such Asset Sale in substantially the same proportions as their ownership of our voting securities immediately prior to such Asset Sale; and

  ·
  the individuals who comprise the Board of Directors immediately prior to such Asset Sale constitute a majority of the board of directors or other governing body of either the entity that acquired such assets in such Asset Sale or its parent; or

  •
  our shareholders approve a plan of complete liquidation or dissolution of the Company.

        In addition, if following the commencement of any discussion with a third person (other than discussions with an investment banker, attorney, accountant or other advisor engaged by us) that ultimately results in a Change in Control, the executive's (i) employment with the Company is terminated, (ii) duties are materially changed or the executive's status and position with the Company is materially diminished, (iii) annual base salary is reduced, or (iv) annual bonus potential is reduced to an amount less than such executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus"), then for all purposes of the agreement, such Change in Control shall be deemed to have occurred on the date immediately prior to the date of such termination, change, diminution, or reduction.

Change in Control Benefits

        If a Change in Control occurs and an executive's employment by the Company is terminated, the executive shall be entitled to the following benefits:

  •
  If the executive's employment by the Company is:

  ·
  terminated by the Company as a result of the occurrence of an Event of Termination for Cause (as defined below) or by the executive before the occurrence of an Event of Termination for Good Reason (as defined below),

  ·
  automatically terminated as a result of the executive's death, or

  ·
  automatically terminated as a result of the executive's disability (as defined in the Change in Control agreements),

    then we shall pay to the executive, or the executive's estate or beneficiaries, as applicable, those amounts earned or benefits accumulated due to the executive's continued service through his termination date.

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  If the executive's employment by the Company is terminated by us otherwise than as a result of the occurrence of an Event of Termination for Cause or by the executive after the occurrence of an Event of Termination for Good Reason, then we shall pay to the executive those amounts earned or benefits accumulated due to the executive's continued service through his termination date as well as:

  ·
  a lump sum equal to two times the sum of (1) the amount (including any deferred portion thereof) of the base salary for the fiscal year in which the executive's termination date occurs or for the immediately preceding fiscal year, whichever is higher and (2) an amount equal to the executive's maximum potential annual performance bonus for the fiscal year in which the executive's termination date occurs or the immediately preceding fiscal year, whichever is higher, and

  ·
  a lump sum equal to the product of (1) the total monthly basic life insurance premium (both the portion paid by us and the portion paid by the executive) applicable to the executive's basic life insurance coverage on his termination date and (2) 24 (provided that if a conversion option is applicable under our group life insurance program, the executive may, at his option, convert his basic life insurance coverage to an individual policy after his termination date by completing the forms required by us).

    In addition, we at our sole expense shall take the following actions: (1) throughout the period beginning on the termination date and ending on the first to occur of the second anniversary of the termination date, or the date on which the executive becomes employed on a full-time basis by another person (the "Coverage Period"), we shall maintain in effect, and not materially reduce the benefits provided by our group health plan in which the executive was a participant immediately before the termination date; and (2) we shall arrange for the executive's uninterrupted participation throughout the coverage period in our group health plan in which the executive was a participant immediately before the termination date; provided that if the executive's participation after the termination date in such group health plan is not permitted by the terms of that plan, then throughout the Coverage Period, we (at our sole expense) shall provide the executive with substantially the same benefits that were provided to the executive by that plan immediately before the termination date.

    Assuming that a Change in Control occurred during fiscal 2013 and each of the executives were terminated under the above-described circumstances effective as of February 1, 2014, the Named Executive Officers would have been entitled to receive the following:

Name(1)	2x Base & Bonus ($)	Insurance Premiums ($)	Health Coverage ($)	Total ($)(2)
Douglas S. Ewert	5,000,000	3,737	21,263	5,025,000
Jon W. Kimmins	1,800,000	3,621	21,263	1,824,884
Diana M. Wilson	1,116,000	3,680	7,291	1,126,971
David H. Edwab	1,680,000	3,737	21,932	1,705,669
Mary Beth Blake	1,680,000	3,737	16,975	1,700,712
Scott Norris	1,225,000	3,737	21,132	1,249,869

(1)
Mr. George Zimmer was no longer employed by the Company on February 1, 2014 and Mr. James Zimmer was no longer party to a change in control agreement on February 1, 2014; therefore, neither would have been entitled to receive the described benefits. For additional information regarding post-separation payments to be provided to James Zimmer, see "– Employment Agreements – James Zimmer" above.
(2)
Does not include amounts earned or benefits accumulated due to continued service through February 1, 2014.

The Men's Wearhouse, Inc. 2014 Proxy Statement

        Each payment required to be made to an executive pursuant to the foregoing shall be made by check drawn on an account of the Company or the successor and shall be paid generally within 30 days after the date of termination; provided, however, that certain of the payments to be made to the executives under the Change in Control agreements may be deferred in order to comply with the requirements of section 409A of the Internal Revenue Code. In the event that it is determined that any payment, benefit or distribution by us or our affiliates to or for the benefit of the executive (whether paid or payable, distributed or distributable, or provided or to be provided, pursuant to the terms of his Change in Control agreement or otherwise) would be nondeductible by us or any of our affiliates for federal income tax purposes because of section 280G of the Internal Revenue Code then the aggregate present value of amounts payable or distributable to or for the benefit of the executive pursuant to his Change in Control agreement shall be reduced to an amount expressed in present value which maximizes the aggregate present value of agreement payments without causing any payment to be nondeductible by us or any of our affiliates because of section 280G of the Internal Revenue Code.

        Pursuant to the terms of the Change in Control agreements, an "Event of Termination for Cause" shall be deemed to have occurred if, after a Change in Control, the executive shall have committed:

  •
  gross negligence or willful misconduct in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  an act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any wholly-owned subsidiary;

  •
  intentional wrongful damage to property (other than of a de minimis nature) of the Company or any wholly-owned subsidiary;

  •
  intentional wrongful disclosure of secret processes or confidential information of the Company or any wholly-owned subsidiary which the executive believes or reasonably should believe will have a material adverse affect on the Company; or

  •
  an act leading to a conviction of a felony, or a misdemeanor involving moral turpitude.

        No act, or failure to act, on the part of the executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. The Executive shall not be deemed to have been terminated as a result of an "Event of Termination for Cause" under the agreement unless and until there shall have been delivered to the executive a certified copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the members of the Board of Directors then in office (but excluding the executive from any such vote or determination if he is then a member of the Board of Directors) at a meeting of the Board of Directors called and held for such purpose, finding that, in the good faith opinion of the Board of Directors, the executive had committed an act set forth above and specifying the particulars thereof in detail.

        Further, as defined in the Change in Control agreements, an "Event of Termination for Good Reason" shall occur if, on or after a Change in Control, the Company or the successor:

  •
  assigns to the executive any duties inconsistent with the executive's position (including offices, titles and reporting requirements), authority, duties, or responsibilities with the Company in effect immediately before the occurrence of the Change in Control or otherwise makes any change in any such position, authority, duties, or responsibilities;

  •
  removes the executive from, or fails to re-elect or appoint the executive to, any duties or position with the Company that were assigned or held by the executive immediately before the occurrence of the Change in Control, except that a nominal change in the executive's title that is merely descriptive and does not affect rank or status shall not constitute such an event;

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  takes any other action that results in a material diminution in the executive's position, authority, duties, or responsibilities or otherwise takes any action that materially interferes therewith;

  •
  reduces the executive's annual base salary as in effect immediately before the occurrence of the Change in Control or as the executive's annual base salary may be increased from time to time after that occurrence;

  •
  reduces the executive's maximum annual bonus potential to an amount less than the executive's maximum annual bonus potential for the preceding year (the "Benchmark Bonus") or revises the bonus plan in any manner that materially adversely affects the executive's ability to achieve the maximum annual bonus potential;

  •
  requires the executive:

  ·
  to be based at any office or location more than thirty-five (35) miles from the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control, or

  ·
  to travel on Company business to a materially greater extent than required immediately prior to the Change in Control;

  •
  requires the executive to perform a majority of his duties outside the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control for a period of more than 21 consecutive days or for more than 90 days in any calendar year;

  •
  fails to:

  ·
  continue in effect any bonus, incentive, profit sharing, performance, savings, retirement, or pension policy, plan, program, or arrangement (such policies, plans, programs, and arrangements collectively being referred to as the "Basic Benefit Plans"), including, but not limited to, any deferred compensation, supplemental executive retirement or other retirement income, stock option, stock purchase, stock appreciation, restricted stock, DSU, employee stock ownership, or similar policy, plan, program, or arrangement of the Company, in which the executive was a participant immediately before the occurrence of the Change in Control unless an equitable and reasonably comparable arrangement (embodied in a substitute or alternative benefit or plan) shall have been made with respect to such Basic Benefit Plan promptly following the occurrence of the Change in Control, or

  ·
  continue the executive's participation in any Basic Benefit Plan (or any substitute or alternative plan) on substantially the same basis, both in terms of the amount of benefits provided to the executive (which are in any event always subject to the terms of any applicable Basic Benefit Plan) and the level of the executive's participation relative to other executives of the Company, as existed immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with benefits substantially similar to those enjoyed by the executive under any of our other executive benefit plans, policies, programs, and arrangements, including, but not limited to, life insurance, medical, dental, health, hospital, accident, or disability plans, in which the executive was a participant immediately before the occurrence of the Change in Control;

  •
  takes any action that would directly or indirectly materially reduce any other non-contractual benefits that were provided to the executive by the Company immediately before the occurrence of the Change in Control or deprive the executive of any material fringe benefit enjoyed by the executive immediately before the occurrence of the Change in Control;

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  fails to provide the executive with the number of paid vacation days to which the executive was entitled in accordance with our vacation policy in effect immediately before the occurrence of the Change in Control;

  •
  fails to continue to provide the executive with office space, related facilities and support personnel (including, but not limited to, administrative and secretarial assistance) that are (i) both commensurate with the executive's responsibilities to and position with the Company immediately before the occurrence of the Change in Control and not materially dissimilar to the office space, related facilities and support personnel provided to our other executives having comparable responsibility to the executive, or (ii) physically located at the office of the Company where the executive was principally employed and stationed immediately prior to the Change in Control;

  •
  fails to honor any provision of any employment agreement the executive has or may in the future have with the Company or fail to honor any provision of the Change in Control agreement;

  •
  gives effective notice of an election to terminate at the end of the term or the extended term of any employment agreement the executive has or may in the future have with the Company or the successor in accordance with the terms of any such agreement; or

  •
  purports to terminate the executive's employment by the Company unless proper notice of that termination shall have been given to the executive.

        In addition, pursuant to the terms of the Change in Control agreements, immediately upon the occurrence of a Change in Control, all options to acquire our voting securities held by an executive shall become fully exercisable and all restrictions on our restricted voting securities granted to an executive prior to a Change in Control shall be removed and the securities shall be freely transferable. In addition, the award agreements between the Named Executive Officers and the Company related to the awards of DSUs provide that such units shall immediately vest upon a Change in Control. If a Change in Control occurred on February 1, 2014, the following awards would have vested for each of the Named Executive Officers which, based on the closing sales price of our Common Stock on January 31, 2014 (the last trading day of the fiscal year ended February 1, 2014), would have resulted in the indicated realized value to the Named Executive Officers:

	Option Awards		Restricted Stock and Deferred Stock Unit Awards
Name (1)	Number of Shares (#)	Value Realized ($)	Number of Shares or Units (#)	Value Realized ($)	Total Value Realized ($)
Douglas S. Ewert	117,664	1,823,050	108,047	5,190,578	7,013,628
Jon W. Kimmins	19,080	285,246	30,221	1,451,817	1,737,063
Diana M. Wilson	—	—	18,497	888,596	888,596
David H. Edwab	—	—	98,080	4,711,763	4,711,763
Mary Beth Blake	50,000	1,169,000	32,555	1,563,942	2,732,942
Scott Norris	9,240	114,888	11,177	536,943	651,831

(1)
Mr. George Zimmer was no longer employed by the Company on February 1, 2014 and Mr. James Zimmer was no longer party to a change in control agreement on February 1, 2014; therefore, neither would have been entitled to receive the described benefits.

The Men's Wearhouse, Inc. 2014 Proxy Statement

Clawback Provisions

        Finally, the Change in Control agreements provide that in the event that (i) prior to a Change in Control, our Board of Directors determines by a majority vote, or (ii) following a Change in Control, a court of competent jurisdiction determines by a final, non-appealable order, that an executive, before or after the termination of his employment relationship with us, has committed certain acts which materially and adversely affect the Company, then some or all (A) benefits payable or to be provided, or previously paid or provided, to the executive under his Change in Control agreement or (B) cash bonuses paid to the executive by the Company, or equity awards granted to the executive by the Company that vest, on or after the executive executed the Change in Control agreement will be forfeited to us on such terms as determined by the Board of Directors. Those acts which could trigger such a forfeiture include:

  •
  fraud, embezzlement, theft, felony, or similar acts of dishonesty in the course of the executive's employment with us which damaged the Company,

  •
  knowingly causing or assisting in causing our financial statements to be misstated or the Company to engage in criminal misconduct,

  •
  disclosing our trade secrets, or

  •
  violating the terms of any non-competition, non-disclosure, or similar agreement with respect to us to which the executive is a party.

APPROVAL, ON AN ADVISORY BASIS, OF
NAMED EXECUTIVE OFFICER COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that we provide our shareholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

        We seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward teamwork and each individual's contribution to the Company as well as to produce positive long-term results for our shareholders and employees, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. We endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders. The same general compensation philosophy is applied to all levels of exempt employees, including executive officers, and, in line with this philosophy, executive officers, generally, receive minimal perquisites. The Compensation Committee seeks to achieve the appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. Our Named Executive Officers' total compensation consists of a mix of base salary, annual cash incentive awards and long-term equity incentive awards, with a significant portion of each executive's compensation being performance-based. We encourage you to read our Compensation Discussion and Analysis for a more detailed discussion and analysis of our executive compensation program, including information about the fiscal 2013 compensation of the Named Executive Officers.

        As discussed at the outset of our Compensation Discussion and Analysis, fiscal 2013 proved to be a difficult year for the Company and its stakeholders financially. At the same time, the Company experienced many events throughout fiscal 2013 which required significant focus by management, including the acquisition of JA Holding, Inc., the parent company of the American clothing brand Joseph Abboud®, and the successful defense against an unsolicited proposal from Jos. A. Bank to acquire the Company which culminated with the Company entering into a definitive merger agreement with Jos. A. Bank pursuant to which we will acquire Jos. A. Bank. In addition, during fiscal 2013, our Board of Directors

The Men's Wearhouse, Inc. 2014 Proxy Statement

declared an aggregate of $0.72 per share in dividends to shareholders, and we repurchased 4,147,983 shares of our Common Stock at a cost of approximately $152.1 million. Our stock price as of the last trading day of fiscal 2013 was $48.04 per share, a 65% increase over the last trading day of fiscal 2012, and, on March 12, 2014, after announcement of the Jos. A Bank merger agreement and our year end results, the closing price of our Common Stock was $55.69. Over the same period, the total compensation received by Mr. Ewert, our President and Chief Executive Officer, as reported in the Summary Compensation Table increased 73.0%. However, approximately two-thirds of the increase in his reported income was associated with new performance-based DSUs that were granted in fiscal 2013, the first tranche of which did not vest as the performance criteria were not met. Over the same period, Mr. Ewert's realized pay decreased 19.3% from $3,965,782 in fiscal 2012 to $3,199,874 in fiscal 2013, as further described under "CEO Reported Pay vs. Realized Value" in our Compensation Discussion and Analysis.

        The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, taken as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The vote is advisory, which means that the vote is not binding on, and will not be construed as overruling any decision by, the Company, our Board of Directors, or the Compensation Committee. Furthermore, because this advisory vote primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity to revisit these past decisions. However, our Board of Directors values the opinions of our shareholders and, to the extent that there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of shareholders.

        Accordingly, we ask our shareholders to vote to approve the following resolution at the Annual Meeting:

        "RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

DIRECTOR COMPENSATION

        Our employee directors do not receive any additional compensation in respect of their service as directors. Generally, each of our non-employee directors receives an annual retainer of $100,000. In addition, the Lead Director receives an annual retainer of $50,000, members of the Audit Committee each receive an annual retainer of $10,000, or $20,000 for the Chairman of the Audit Committee, and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee receives an annual retainer of $10,000. In addition, in 2013, for service on the Transaction Committee, the co-Chairman each received a one-time fee of $60,000 and the other two non-executive members received a one-time fee of $40,000 each. Further, each person who is a non-employee director on the last day of each fiscal quarter receives a grant of a number of shares of restricted stock equal to $25,000 divided by the closing price of our Common Stock on the last trading day of such fiscal quarter. In addition, upon his or her appointment, any new director will receive a grant of restricted stock or DSUs, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the NYSE on the date such director is appointed or elected to the Board of Directors. All such awards shall be subject to the terms of the 2004 Plan. All restrictions on the restricted stock

The Men's Wearhouse, Inc. 2014 Proxy Statement

awards lapse, and all DSU awards vest, one year after the date of grant or, if earlier, upon the occurrence of a Change in Control of the Company (as defined in the award agreements entered, or to be entered, into between us and the directors under the 2004 Plan, the form of which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Commission on April 9, 2013).

        The following table summarizes compensation paid to each non-employee director during the fiscal year ended February 1, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(3)		Total ($)
Rinaldo S. Brutoco	110,000	99,979	—	—	—	2,206		212,185
Michael L. Ray, Ph.D. (4)	153,008	99,979	—	—	—	2,206		255,193
Sheldon I. Stein	170,000	99,979	—	—	—	2,206		272,185
Deepak Chopra, M.D. (4)	100,000	99,979	—	—	—	2,206		202,185
William B. Sechrest	226,250	99,979	—	—	—	10,628	(5)	336,857
Larry R. Katzen (6)	85,000	25,011	—	—	—	11,162	(5)	121,173
Grace Nichols	100,000	99,979	—	—	—	5,921	(7)	205,900
Allen I. Questrom	91,374	174,975	—	—	—	1,230		267,579
B. Michael Becker	35,659	150,000	—	—	—	613		186,272

(1)
Represents aggregate grant date fair value of awards computed in accordance with FASB ASC topic 718 (for additional information see Note 10 of Notes to Consolidated Financial Statements including in our Annual Report on Form 10-K for the fiscal year ended February 1, 2014).
(2)
The aggregate number of options and unvested stock awards held by each non-employee director as of February 1, 2014 was as follows:

	Aggregate Unvested Stock Awards Outstanding as of February 1, 2014	Aggregate Options Outstanding as of February 1, 2014
Rinaldo S. Brutoco	2,448	6,000
Michael L. Ray, Ph.D.	2,448	3,000
Sheldon I. Stein	2,448	4,500
Deepak Chopra, M.D.	2,448	7,500
William B. Sechrest	2,448	7,500
Larry R. Katzen	—	—
Grace Nichols	2,448	—
Allen I. Questrom	4,224	—
B. Michael Becker	3,927	—
(3)
Represents amount of dividends paid to the director on unvested restricted stock shares.
(4)
Mr. Ray and Dr. Chopra have chosen not to stand for re-election at the Annual Meeting.
(5)
Includes $8,422 and $10,586, respectively, paid by us in 2013 with respect to the non-participant portion of the insurance premiums for each of Messrs. Sechrest and Katzen as a result of such director's participation in our group medical and dental plans.
(6)
Mr. Katzen tendered his resignation as a director of the Company on June 20, 2013.
(7)
Includes $3,715 paid by us in 2013 with respect to the non-participant portion of the insurance premiums for Ms. Nichols as a result of her participation in our group medical plan.

The Men's Wearhouse, Inc. 2014 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

Transactions with Related Persons

        On November 8, 2010, we entered into a License Agreement with George Zimmer, former Executive Chairman of, and spokesperson for, the Company. Pursuant to the terms of the License Agreement, we have the exclusive right to use George Zimmer's likeness, which is a registered trademark owned by him. The annual license fee was $10,000 while Mr. Zimmer was an employee of the Company; however, subsequent to Mr. Zimmer's termination, we are required to pay Mr. Zimmer $250,000 per year for four years for the continued license. Thereafter, we will have the option to continue the license on an annual basis for $250,000 a year. In February 2013, we paid $10,000 to Mr. Zimmer for the annual license fee while he was an officer and director of the Company; then, in December 2013, we paid Mr. Zimmer an additional $250,000 for the post-termination annual license fee.

Policies and Procedures for Approval of Related Person Transactions

        The Board of Directors formally adopted a written policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we or any of our subsidiaries are a participant, (ii) any related person has a direct or indirect interest and (iii) the amount involved exceeds $50,000. The Audit Committee is responsible for reviewing, approving and ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Fees for professional services provided by Deloitte & Touche LLP ("D&T"), the Company's independent registered public accounting firm, in each of the last two fiscal years in each of the following categories were:

	Fiscal Year
	2013	2012
Audit Fees (1)	$1,715,000	$1,487,900
Audit Related Fees (2)	494,400	30,500
Tax Fees (3)	346,600	422,200
All Other Fees (4)	2,800	2,300

	$2,558,800	$1,942,900

(1)
Audit fees consist of audit work performed in connection with the annual financial statements and the statutory audits for our UK-based entities, assessment of our internal control over financial reporting, and the reviews of unaudited quarterly financial statements as well as work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters, and review of documents filed with the Securities and Exchange Commission.
(2)
For 2013, audit related services include work performed in connection with actual and potential acquisitions and an audit of our marketing agreement with David's Bridal. For 2012, audit related services includes an audit of our marketing agreement with David's Bridal.
(3)
Tax services include fees for a variety of federal, state and international tax consulting projects and tax compliance services and in 2013 additional consultations with respect to various projects.
(4)
Fees for other services consist of fees for accounting research tools.

The Men's Wearhouse, Inc. 2014 Proxy Statement

        The Audit Committee has considered whether non-audit services provided by D&T to us are compatible with maintaining D&T's independence.

        The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our independent registered public accounting firm to us or any of our subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Becker. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal 2013.

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        D&T has served as our independent registered public accounting firm providing auditing, financial and tax services since their engagement in fiscal 1992. At present, the Audit Committee intends to continue the appointment of D&T as our independent registered public accounting firm for the fiscal year ending January 31, 2015. In determining to appoint D&T, the Audit Committee carefully considers D&T's past performance for the Company, its independence with respect to the services to be performed, and its general reputation for adherence to professional auditing standards.

        Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

        We are asking our shareholders to ratify the selection of D&T as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of D&T to our shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

PROPOSALS FOR NEXT ANNUAL MEETING

        Any proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2015 must be received by us at our offices, 6380 Rogerdale Road, Houston, Texas 77072-1624, Attention: Corporate Compliance, or via facsimile at (713) 578-9871, no later than January 9, 2015, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

        The Company's Fifth Amended and Restated Bylaws provide that, for business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to the Secretary of the Company at our offices (6380 Rogerdale Road, Houston, Texas 77072-1624), no later than the close of business on the 90th day (which for the 2015 meeting would be February 8, 2015) nor earlier than the 120th day (which for the 2015 meeting would be January 9, 2015) prior to the anniversary date (as specified in our proxy materials) on which we first mailed our proxy materials for our immediately preceding annual meeting; provided, however, that in the event that the date of the annual

The Men's Wearhouse, Inc. 2014 Proxy Statement

meeting is more than 30 days before (which for the 2015 meeting would be May 19, 2015) or more than 60 days (which for the 2015 meeting would be August 17, 2015) after the anniversary date of the immediately preceding annual meeting, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the date of such meeting is first disclosed to the public by us. In the event that the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the immediately preceding annual meeting, a shareholder's required notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by us.

        To be in proper form, a shareholder's notice must set forth the following items:

  •
  If the shareholder proposes to nominate a person for election as a director, the notice must set forth:

  ·
  all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder,

  ·
  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (1) such shareholder, any beneficial owner on whose behalf the nomination is made, their respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominating Persons"), on the one hand, and (2) each proposed nominee, each such nominee's respective affiliates and associates and any other persons acting in concert with any of them (collectively, the "Nominee Parties"), on the other hand, including without limitation all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the shareholder were the "registrant" for purposes of such item and the Nominee Parties were directors or executive officers of such registrant,

  ·
  such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and

  ·
  such person's completed and signed questionnaire, representation and agreement as required by our Fifth Amended and Restated Bylaws.

  •
  If the shareholder proposes to bring any other matter before the Annual Meeting, the notice must set forth:

  ·
  a brief description of the business desired to be brought before the Annual Meeting,

  ·
  the reasons for conducting such business at the Annual Meeting,

  ·
  the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our bylaws, the language of the proposed amendment),

  ·
  any material interest in such business of such shareholder, any beneficial owner on whose behalf the proposal is made, their respective affiliates and associates, and any other persons acting in concert therewith (the "Proposing Persons"), and

  ·
  a description of all agreements, arrangements and understandings among any Proposing Persons or between any Proposing Person, on the one hand, and any other person or persons (including their names), on the other hand, in connection with the proposal of such business by such shareholder.

The Men's Wearhouse, Inc. 2014 Proxy Statement

  •
  In either case, the notice must also set forth, as to the Nominating Persons and/or Proposing Persons, as the case may be:

  ·
  the name and address, as they appear on the Company's books, of such persons,

  ·
  (1) the class or series and number of shares of our Common Stock which are directly or indirectly owned beneficially or of record by any Nominating Person or Proposing Person,

      (2) any Derivative Instrument (as such term is defined in Section 2.05(C) of our Fifth Amended and Restated Bylaws) directly or indirectly owned beneficially by any Nominating Person or Proposing Person and any other direct or indirect opportunity of any such person to profit or share in any profit derived from any increase or decrease in the value of shares of our Common Stock,

      (3) the existence and material terms of any proxy, contract, arrangement, understanding, or relationship pursuant to which any Nominating Person and/or Proposing Person has a right to vote any shares of any security of the Company (including, if applicable, any contract, arrangement, understanding or relationship pursuant to which any economic interest in the capital stock to be voted is beneficially owned by a person or persons other than the shareholder of record as of the record date),

      (4) any short interest in any security of the Company (as such term is defined in Section 2.05 of our Fifth Amended and Restated Bylaws) in which any such person has an interest,

      (5)(A) if any Nominating Person or Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a "Responsible Person"), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Nominating Person or Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting (together with a true and correct copy of any agreement or disclosure document for investors establishing or describing the same), and (B) if such Nominating Person or Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record or beneficial holders of the shares of any class or series of the corporation and that reasonably could have influenced the decision of such Nominating Person or Proposing Person to make such nomination or propose such business to be brought before the meeting,

      (6) any shares or other equity interests or any Derivative Instrument in any of our principal competitors or any affiliate thereof held by any Nominating Person or Proposing Person,

      (7) a summary of any material discussions regarding any nomination or business proposed to be brought before the meeting (A) between or among any Nominating Persons or Proposing Persons or (B) between or among any Nominating Persons or Proposing Persons and any other record or beneficial holder of the shares of any class or series of the Company (including their names), and

The Men's Wearhouse, Inc. 2014 Proxy Statement

      (8) any direct or indirect material interest in any material contract or agreement of any Nominating Person or Proposing Person with any of our principal competitors or any affiliate thereof (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), in each case with respect to the information required to be included in the notice pursuant to (1) through (8), as of the date of such notice and as of any applicable date specified in Section 2.05(C)(4) of our Fifth Amended and Restated Bylaws,

    ·
    any other information relating any Nominating Person or Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder,

    ·
    a representation that the shareholder is a holder of record of our Common Stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and

    ·
    a representation whether any Nominating or Proposing Person intends or is part of a group that intends (1) to deliver a proxy statement or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominees or (2) otherwise to solicit proxies from shareholders in support of such proposal or nomination.

        We may also require any proposed nominee for director to furnish such other information as it may reasonably require (i) to determine the eligibility of such proposed nominee to serve as a director of the Company, (ii) to determine whether such nominee qualifies as an "independent director" or "audit committee financial expert" under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Company, and (iii) that could be material to a reasonable shareholder's understanding of the independence and qualifications, or lack thereof, of such nominee.

OTHER MATTERS

        Our management knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their best judgment.

        The cost of solicitation of proxies will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers or employees may solicit the return of proxies personally or by telephone or other means.

        In some cases, only one copy of our proxy statement and annual report will be delivered to multiple shareholders who share the same address. If you received a household mailing this year and would like to receive additional copies of our proxy statement and/or annual report, please submit your request in writing to: The Men's Wearhouse, Inc., 6380 Rogerdale Road, Houston Texas 77072-1624, Attention: Corporate Compliance or by calling (281) 776-7000 and we will deliver a separate copy to you promptly upon your request. Any shareholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should notify the Company.

        We are providing without charge, to each person from whom a proxy is solicited, a copy of our Annual Report on Form 10-K for the fiscal year ended February 1, 2014. To request an additional copy of the Form 10-K, please send a request to us in care of Corporate Compliance at 6380 Rogerdale Road, Houston, Texas 77072-1624.

The Men's Wearhouse, Inc. 2014 Proxy Statement

THE MEN'S WEARHOUSE, INC. 6380 ROGERDALE RD. HOUSTON, TX 77072 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M74912-P53008 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETCH AND RETURN THIS PORTION ONLY THE MEN'S WEARHOUSE, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the eight nominees named below: All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) David H. Edwab 02) Douglas S. Ewert 03) Rinaldo S. Brutoco 04) Sheldon I. Stein 05) William B. Sechrest 06) Grace Nichols 07) Allen I. Questrom 08) B. Michael Becker The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve, on an advisory basis, the Company's named executive officer compensation. 3. To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2014. 4. In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof. For address changes, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and our 2013 Annual Report on Form 10-K are available at www.proxyvote.com. M74913-P53008 THE MEN'S WEARHOUSE, INC. Annual Meeting of Shareholders June 18, 2014 11:00 AM THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned shareholder of The Men's Wearhouse, Inc. (the "Company") hereby appoints Douglas S. Ewert and David Edwab, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Central daylight time, on Wednesday, June 18, 2014, at the Fairmont Dallas Hotel, 1717 N. Akard St., Dallas, Texas 75201, and at any adjournment or adjournments thereof. This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND FOR PROPOSALS 2 AND 3. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee. Address Changes: (If you noted any Address Changes above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side